================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-07917
                                    ---------

                            Horace Mann Mutual Funds
                            ------------------------
               (Exact name of registrant as specified in charter)

                   1 Horace Mann Plaza, Springfield, Il 62715
                   ------------------------------------------
                    (Address of principal executive offices)

                         Christopher M. Fehr, President
                   1 Horace Mann Plaza, Springfield, Il 62715
                   ------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 217-789-2500

Date of fiscal year end: 12/31

Date of reporting period: 06/30/2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss 3507.

================================================================================

ITEM 1.  REPORT TO STOCKHOLDERS.
         Attached hereto is the semi-annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

(INSERT REPORT)

                HORACE MANN
                       MUTUAL FUNDS SEMI-ANNUAL REPORT
                                         June 30, 2004

























                                                               [LOGO]
                                                            Horace Mann
                                                    Educated Financial Solutions

Table of Contents


                           Letter from the President ........................ 3

                           Investment adviser letter ........................ 4

                           Financial statements ............................. 7


















THIS REPORT MUST BE
PRECEDED OR ACCOMPANIED
BY A CURRENT PROSPECTUS.

           [LOGO]
        HORACE MANN
Educated Financial Solutions


DEAR SHAREHOLDERS:

IS THE MARKET BOUNCING BACK? ARE WE THROUGH THE WORST? ARE MY HORACE MANN ASSETS GROWING?

It's hard to be an investor in the markets and not watch the headlines on television or in the newspapers and be concerned about how they affect your portfolio. However, investing is a long-term proposition, and we all have to maintain that posture.

When we last wrote to you after 2003 closed, we shared with you our positive outlook for the year ahead. While equity markets in the first half of 2004 did not move as high as they did in 2003, investors did see gains. If you endured the volatility of the most recent economic downturn in equity investments and stayed true to your plan, you are probably in a better position than if you abandoned your plan when equity funds were at their lowest point. If your asset allocation plan remained in place, you continued to post gains from your equity portion in the first half of the year.

MARKET REVIEW

Amid optimism that first quarter profits would surpass forecasts and hopes for a lasting economic recovery, equity markets moved higher during the first two months of the year. The market retreated in March due to concerns over global terrorism following the Madrid bombing, largely erasing earlier gains.

Investors shrugged off rising interest rates, increasing inflationary pressures, and amplified volatility in Iraq en route to this gain. Confident that the Fed is succeeding in reviving the economy, market participants drove interest rates higher. As of June 30, 2004, the Wilshire 5000 Index posted a year-to-date gain of 3.4 percent.

International markets also posted slight gains for the period. Asia led the way as that region continues to recover. Emerging markets have also provided investors continued positive returns.

PERSPECTIVE

At Horace Mann Mutual Funds, we want you to know our funds are designed and managed to help you achieve your retirement goals. We are proud to work with you to help achieve long-term financial stability and well being for you and your family. As we move through the summer and look ahead to the coming school year, we look forward to continuing our service to you. From the entire Horace Mann family, we extend our appreciation for your continued business.

Sincerely,




/s/ Christopher M. Fehr
-----------------------------
Christopher M. Fehr
President
Horace Mann Mutual Funds

    Horace Mann Mutual Funds P.O. Box 4657 Springfield, Illinois 62708-4657    3
                         217-789-2500 www.horacemann.com

[LOGO]                  WILSHIRE ASSOCIATES
WILSHIRE                1299 Ocean Avenue, Suite 700 Santa Monica, CA 90401-1085
                        TEL 310.451.3051 FAX 310.458.0520 www.wilshire.com



TO THE SHAREHOLDERS OF THE HORACE MANN MUTUAL FUNDS:

As we pass the mid-point of 2004, we are pleased to submit our semi-annual report on the Horace Mann Mutual Funds. After heady returns in 2003, the market has slowed down in anticipation of the resolution of several issues. Global terrorism still weighs heavily on the minds of us all. Interest rate increases and a return of inflation, albeit a slow one, are important topics of the day. The Presidential campaign is beginning to spark widespread interest, and both individual investors and financial analysts seem to be watching the election prospects closely.

We continue to work diligently to ensure that your retirement assets are well cared for. We believe the funds are superior investment options that will provide you the opportunity for long-term capital growth. As adviser for the funds, it is our goal to ensure that the funds are managed to provide appropriate long-term results.

MARKET ENVIRONMENT

U.S. equities posted positive returns in the first half of the year, with the Wilshire 5000 Index gaining 3.4 percent through the end of June. A stronger economy, coupled with rising company profits, provided the driving force behind the market's performance. Nonetheless, the market's path to gains was inconsistent, owing to interest rate concerns and geopolitical turbulence.

Value stocks outperformed growth stocks over the period. Diversification was necessary as different styles switched in and out of favor over the first six months of the year. While starting out the year strong, value stocks suffered a setback in the second quarter as interest rate fears hit certain value-oriented sectors. Small capitalization stocks handily outpaced their large capitalization peers. All domestic styles managed to post at least modest gains over the period, still a relief after the disappointments of 2001 and 2002.

Bonds experienced a turbulent period. Strong first quarter gains gave way to a rough second quarter, as the market anticipated that the Federal Reserve would begin to raise interest rates. Yields on 10-year Treasuries increased 75 basis points to 4.6 percent. The Federal Reserve raised rates in June, in what the market fears will be the first of a succession of such moves. Second quarter losses hit the breadth of fixed income sectors, although the market as a whole still managed to stay in the black year to date.

International equities performed in line with their U.S. counterparts, managing gains over the period but experiencing a slowdown in the second quarter. Most notably, Japan's stock market posted strong first quarter returns, sparking optimism that the country had finally placed its economic woes in the past.

FUNDS' RESULTS

All Horace Mann Mutual Funds posted positive returns during the first half of 2004. The Socially Responsible Fund gained nearly 4 percent to lead the way among the equity funds. While the bond funds were modest performers, they managed to slightly outpace the returns of their respective benchmarks.

DOMESTIC EQUITIES

The Equity Fund returned 2.7 percent through June and trailed the benchmark S&P 500 Index, which returned 3.5 percent. Much of the underperformance occurred during the second quarter, when the Fund was hurt by its overweighting in financials, which were impacted by interest rate fears. Overall, the Fund's conservative, value-oriented approach proved to be a drawback during the second quarter, as the market favored growth names during the period.

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)



The Balanced Fund, which is comprised of units of both the Equity and Income Funds, gained 1.8 percent during the first half of 2004. Unsurprisingly, the Fund's relative performance suffered because of the Equity Fund's results but benefited slightly by virtue of the Income Fund's performance.

The Socially Responsible Fund enjoyed the best relative results of the domestic equity funds, as its 3.9 percent gain was in line with the return of its benchmark, the Russell 1000 Value Index. The Fund benefited from strong stock performance within various sector exposures, including industrials and telecommunications.

The Small Cap Growth Fund managed a positive return of 0.7 percent through June but trailed its benchmark, the Russell 2000 Growth Index, by five percentage points. The portfolio suffered losses in the second quarter mainly because of weak performance in its health care and information technology holdings.

INTERNATIONAL EQUITIES

The International Equity Fund posted first-half returns of 2.0 percent and underperformed its benchmark. The Fund's Japanese exposure enjoyed gains but not to the extent of the benchmark's Japanese component. Losses among the Fund's German equities also contributed to the underperformance.

DOMESTIC FIXED INCOME

Both the Income Fund and the Short-Term Investment Fund kept pace with their respective benchmarks. In a less-than-hospitable market environment for bonds, both Funds managed to post positive returns.

CONCLUSION

The second half of 2004 will be an exciting period. As the issues that we discussed at the opening of this letter are resolved, the market will move accordingly. As we monitor the sometimes volatile market, Wilshire continues to apply our time-tested process to add value in your retirement planning efforts. We believe investors that take on sensible risks within their portfolio will benefit in the long term.

We are confident that the Horace Mann Mutual Funds are structured to give each Horace Mann shareholder an opportunity to participate in any market rally as well as protect your assets as you plan for retirement. Thank you again for your confidence in the Horace Mann Mutual Funds.

Sincerely,


/s/  Michael J. Napoli, Jr.
-------------------------------
Michael J. Napoli, Jr.
Senior Managing Director
Wilshire Associates Incorporated

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMI-ANNUAL REPORT
JUNE 30, 2004

HORACE MANN MUTUAL FUNDS
EQUITY FUND
BALANCED FUND
INCOME FUND
SOCIALLY RESPONSIBLE FUND
SMALL CAP GROWTH FUND
INTERNATIONAL EQUITY FUND
SHORT-TERM INVESTMENT FUND

BOARD OF TRUSTEES
A. Thomas Arisman                       Harriet A. Russell
Roger A. Formisano                      George J. Zock, Chairman
Richard A. Holt

OFFICERS OF THE FUNDS
CHRISTOPHER M. FEHR                     ANN M. CAPARROS
PRESIDENT                               SECRETARY AND CODE OF ETHICS OFFICER

BRET A. CONKLIN                         ELIZABETH E. ARTHUR
CONTROLLER                              ANTI-MONEY LAUNDERING COMPLIANCE OFFICER

ANGELA S. CHRISTIAN                     DIANE M. BARNETT
TREASURER                               TAX OFFICER

-------------------------------------   ----------------------------------------

ADMINISTRATOR                           INVESTMENT SUBADVISERS (CONTINUED)
HORACE MANN INVESTORS, INC.             LEE MUNDER INVESTMENTS LTD.
1 Horace Mann Plaza                     200 Clarendon Street
Springfield, IL 62715                   Boston, MA 02116

INVESTMENT ADVISER                      MAZAMA CAPITAL MANAGEMENT
WILSHIRE ASSOCIATES INCORPORATED        One SouthWest Columbia
1299 Ocean Avenue                       Suite 1860
Santa Monica, CA 90401-1085             Portland, OR 97258

CUSTODIAN                               MELLON EQUITY ASSOCIATES, LLP
STATE STREET BANK AND TRUST COMPANY     500 Grant Street, Suite 4200
801 Pennsylvania Avenue                 Pittsburgh, PA 15258
Kansas City, MO 64105
                                        OECHSLE INTERNATIONAL ADVISORS, LLC
INDEPENDENT AUDITORS                    One International Place
KPMG LLP                                Boston, MA 02110
303 East Wacker Drive
Chicago, IL 60601                       WELLINGTON MANAGEMENT COMPANY, LLP
                                        75 State Street
INVESTMENT SUBADVISERS                  Boston, MA 02109
BERNSTEIN INVESTMENT RESEARCH AND
MANAGEMENT UNIT OF ALLIANCE CAPITAL     WESTERN ASSET MANAGEMENT COMPANY
MANAGEMENT, L.P.                        117 E. Colorado Blvd., Suite 600
767 Fifth Avenue                        Pasadena, CA 91105
New York, NY 10153

BLACKROCK FINANCIAL MANAGEMENT, INC.    WESTERN ASSET MANAGEMENT LIMITED
345 Park Avenue                         155 Bishopsgate, London
New York, NY 10154-0010                 EC2M 3XG

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

FINANCIAL HIGHLIGHTS

JUNE 30, 2004

PER SHARE DATA


                                                                                      LESS DISTRIBUTION FROM:
                   NET ASSET                                      TOTAL INCOME
                     VALUE           NET         NET REALIZED     (LOSS) FROM           NET             NET
PERIOD             BEGINNING      INVESTMENT    AND UNREALIZED     INVESTMENT        INVESTMENT       REALIZED         TOTAL
ENDED              OF PERIOD       INCOME(1)    GAIN (LOSS)(1)    OPERATIONS(1)        INCOME          GAINS       DISTRIBUTIONS

EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
6/30/2004(7)        $19.63          $ 0.09          $ 0.44           $ 0.53           $   --          $   --          $   --
2003                 15.56            0.21            4.08             4.29             0.22              --            0.22
2002                 19.57            0.21           (4.01)           (3.80)            0.21              --            0.21
2001                 20.65            0.21           (1.08)           (0.87)            0.21              --            0.21
2000                 21.92            0.21           (1.23)           (1.02)            0.25              --            0.25
1999                 24.34            0.26           (0.91)           (0.65)            0.25            1.52            1.77

BALANCED FUND(5)
------------------------------------------------------------------------------------------------------------------------------------
6/30/2004(7)        $17.02          $   --          $ 0.30           $ 0.30           $   --          $   --          $   --
2003                 14.52            0.33            2.51             2.84             0.34              --            0.34
2002                 16.34            0.43           (1.79)           (1.36)            0.46              --            0.46
2001                 16.76            0.65           (0.41)            0.24             0.66              --            0.66
2000                 17.27            0.58           (0.42)            0.16             0.67              --            0.67
1999                 18.90            0.62           (0.84)           (0.22)            0.63            0.78            1.41

INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
6/30/2004(7)        $12.26          $ 0.19          $(0.17)          $ 0.02           $   --          $   --          $   --
2003                 12.43            0.55            0.35             0.90             0.33            0.74            1.07
2002                 12.30            0.69            0.42             1.11             0.57            0.41            0.98
2001                 12.39            0.78            0.33             1.11             0.85            0.35            1.20
2000                 12.24            0.82            0.27             1.09             0.94              --            0.94
1999                 13.24            0.76           (0.97)           (0.21)            0.79              --            0.79

1 The "Net Investment Income" per share and the "Net Realized and Unrealized Gain (Loss)" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations and are calculated using the average outstanding share balance for the year. Distributions from "Net Investment Income" and "Net Realized Gains" are based on actual outstanding shares on the ex-date.

2 The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

3 If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.


8                                SEE NOTES TO THE FINANCIAL STATEMENTS.

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)


                    RATIO/SUPPLEMENTAL DATA
                                                                                                             RATIO TO AVERAGE NET
                                                                                                            ASSETS BEFORE WAIVED &
                                                                                                             REIMBURSED EXPENSES
                                                                RATIO OF       RATIO OF
                   NET ASSET                    NET ASSETS      EXPENSES      NET INCOME     PORTFOLIO                  RATIO OF
PERIOD             VALUE END       TOTAL       END OF PERIOD   TO AVERAGE     TO AVERAGE      TURNOVER     RATIO OF  NET INVESTMENT
ENDED              OF PERIOD    RETURN(2,3,6) (IN THOUSANDS)  NET ASSETS(4)  NET ASSETS(4)      RATE       EXPENSES      INCOME



EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
6/30/2004(7)        $20.16          2.70%        $524,379         0.90%          0.91%          19.27%        0.93%       0.88%
2003                 19.63         27.57          531,511         0.87           1.17           43.25         0.91        1.13
2002                 15.56        (19.43)         449,559         0.82           1.13           35.83         0.86        1.09
2001                 19.57         (4.21)         600,016         0.82           1.04           38.13         0.87        0.99
2000                 20.65         (4.64)         667,731         0.82           1.05          116.56         0.87        0.98
1999                 21.92         (2.54)         625,133         0.73           1.09          205.70         0.79        1.04

BALANCED FUND(5)
------------------------------------------------------------------------------------------------------------------------------------
6/30/2004(7)        $17.32          1.76%        $266,890         0.04%         (0.04)%          2.75%        0.04%      (0.04)%
2003                 17.02         19.56          270,261         0.05           2.14            9.31         0.05        2.14
2002                 14.52         (8.27)         240,562         0.04           2.77           13.20         0.04        2.77
2001                 16.34          1.39          292,176         0.05           3.79            9.81         0.05        3.79
2000                 16.76          0.93          314,728         0.06           3.38          120.51         0.07        3.37
1999                 17.27         (1.11)         402,539         0.75           3.30          155.53         0.77        3.28

INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
6/30/2004(7)        $12.28          0.16%        $127,552         0.93%          3.08%         314.89%        0.96%       3.05%
2003                 12.26          7.25          125,148         0.89           4.25          482.33         0.93        4.21
2002                 12.43          9.20          114,935         0.85           5.41          315.70         0.90        5.36
2001                 12.30          8.88          126,045         0.81           5.96          348.18         0.88        5.89
2000                 12.39          8.89          137,184         0.88           7.02          422.38         0.92        6.98
1999                 12.24         (1.57)         13,175          0.99           5.83           33.09         1.03        5.79

4 Ratios of Expenses and Net Income to Average Net Assets do not reflect commissions credits and earnings credits on cash balances.

5 Effective January 19, 2000, the Balanced Fund began operating under a "fund of funds" structure. The ratio of expenses does not include expenses of the underlying funds.

6 Total returns for the six month period ended June 30, 2004 are not annualized.

7  For periods less than one year, ratios have been annualized.

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)


FINANCIAL HIGHLIGHTS (CONCLUDED)

JUNE 30, 2004

PER SHARE DATA


                                                                                LESS DISTRIBUTION FROM:
                  NET ASSET                                     TOTAL INCOME
                    VALUE          NET         NET REALIZED     (LOSS) FROM        NET            NET
PERIOD            BEGINNING     INVESTMENT    AND UNREALIZED     INVESTMENT     INVESTMENT     REALIZED          TOTAL
ENDED             OF PERIOD  INCOME (LOSS)(1) GAIN (LOSS)(1)    OPERATIONS(1)     INCOME         GAINS       DISTRIBUTIONS

SOCIALLY
RESPONSIBLE FUND
--------------------------------------------------------------------------------------------------------------------------
6/30/2004(6)       $13.79         $ 0.08          $ 0.46          $ 0.54          $   --         $   --         $   --
2003                10.87           0.17            2.92            3.09            0.17             --           0.17
2002                12.75           0.16           (1.88)          (1.72)           0.16             --           0.16
2001                14.11           0.14           (1.17)          (1.03)           0.14           0.19           0.33
2000                13.81           0.13            1.07            1.20            0.14           0.76           0.90
1999                12.99           0.17            0.91            1.08            0.14           0.12           0.26

SMALL CAP
GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------
6/30/2004(6)       $11.81         $(0.09)         $ 0.17          $ 0.08          $   --         $   --         $   --
2003                 7.43          (0.14)           4.52            4.38              --             --             --
2002                12.15          (0.15)          (4.57)          (4.72)             --             --             --
2001                17.31          (0.12)          (5.04)          (5.16)             --             --             --
2000                19.76          (0.12)          (2.03)          (2.15)             --           0.30           0.30
1999                12.38          (0.15)           8.96            8.81              --           1.43           1.43

INTERNATIONAL
EQUITY FUND
--------------------------------------------------------------------------------------------------------------------------
6/30/2004(6)       $10.91         $ 0.05          $ 0.17          $ 0.22          $   --         $   --         $   --
2003                 8.30           0.05            2.64            2.69            0.08             --           0.08
2002                10.52          (0.01)          (2.21)          (2.22)             --             --             --
2001                14.27             --           (3.75)          (3.75)             --             --             --
2000                17.52           0.03           (3.10)          (3.07)             --           0.18           0.18
1999                12.13           0.08            6.18            6.26            0.03           0.84           0.87

SHORT-TERM
INVESTMENT FUND
--------------------------------------------------------------------------------------------------------------------------
6/30/2004(6)       $10.10         $ 0.05          $   --          $ 0.05          $   --         $   --         $   --
2003                10.09           0.12           (0.02)           0.10            0.09             --           0.09
2002                10.08           0.18           (0.01)           0.17            0.16             --           0.16
2001                 9.92           0.39            0.12            0.51            0.33           0.02           0.35
2000                 9.89           0.57            0.01            0.58            0.55             --           0.55
1999                 9.98           0.47            0.01            0.48            0.56           0.01           0.57

1 The "Net Investment Income (Loss)" per share and the "Net Realized and Unrealized Gain (Loss)" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations and are calculated using the average outstanding share balance for the year. Distributions from "Net Investment Income" and "Net Realized Gains" are based on actual outstanding shares on the ex-date.

2 The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

10                               SEE NOTES TO THE FINANCIAL STATEMENTS.

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)


                               RATIO/SUPPLEMENTAL DATA
                                                                                                             RATIO TO AVERAGE NET
                                                                                                            ASSETS BEFORE WAIVED &
                                                                                                              REIMBURSED EXPENSES
                                                 RATIO OF        RATIO OF
                   NET ASSET                    NET ASSETS       EXPENSES     NET INCOME     PORTFOLIO                  RATIO OF
                   VALUE END       TOTAL       END OF PERIOD    TO AVERAGE    TO AVERAGE      TURNOVER      RATIO OF  NET INVESTMENT
                   OF PERIOD    RETURN(2,3,5) (IN THOUSANDS)   NET ASSETS(4)  NET ASSETS(4)     RATE        EXPENSES     INCOME

SOCIALLY
RESPONSIBLE FUND
----------------------------------------------------------------------------------------------------------------------------------
6/30/2004(6)       $  14.33          3.92%        $ 76,092          1.03%         1.12%         18.85%        1.23%         0.92%
2003                  13.79         28.45           73,965          1.03          1.39          36.67         1.22          1.20
2002                  10.87        (13.48)          58,960          0.99          1.35          27.34         1.19          1.15
2001                  12.75         (7.30)          71,644          1.04          1.05         141.96         1.20          0.89
2000                  14.11          8.79           76,011          1.07          0.96          99.11         1.20          0.83
1999                  13.81          8.39           59,533          1.00          1.28          60.46         1.12          1.16

SMALL CAP
GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
6/30/2004(6)       $  11.89          0.68%        $ 57,262          1.63%        (1.50)%        53.98%        1.82%        (1.69)%
2003                  11.81         58.95           57,193          1.66         (1.52)        205.59         1.79         (1.65)
2002                   7.43        (38.93)          34,768          1.66         (1.61)        234.03         1.82         (1.77)
2001                  12.15        (29.81)          58,437          1.54          1.14         318.83         1.71          1.31
2000                  17.31        (10.84)          83,597          1.50         (0.57)        233.11         1.67         (0.74)
1999                  19.76         71.55           60,497          1.50         (1.03)        172.20         1.64         (1.17)

INTERNATIONAL
EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------
6/30/2004(6)       $  11.13          2.02%        $ 37,131          1.53%         0.88%         54.51%        1.58%         0.83%
2003                  10.91         32.49           35,741          1.46          0.59          68.48         1.51          0.54
2002                   8.30        (20.99)          26,286          1.58         (0.08)        139.45         1.62         (0.12)
2001                  10.52        (26.35)          33,544          1.53          0.00         103.42         1.54         (0.01)
2000                  14.27        (17.51)          42,689          1.47          0.18          69.30         1.51          0.14
1999                  17.52         51.83           26,403          1.30          0.53          77.74         1.69          0.14

SHORT-TERM
INVESTMENT FUND
----------------------------------------------------------------------------------------------------------------------------------
6/30/2004(6)       $  10.15          0.50%        $  3,481          0.11%         0.91%          0.00%        1.11%        (0.09)%
2003                  10.10          1.03            4,843          0.17          1.16           0.00         1.07          0.18
2002                  10.09          1.72            4,183          0.33          1.76           0.00         1.16          0.93
2001                  10.08          5.17            2,796          0.33          4.20           0.00         1.36          3.17
2000                   9.92          5.81            1,982          0.49          5.62           0.00         1.81          4.30
1999                   9.89          4.77            1,743          0.32          4.71           0.00         1.90          3.13

3 If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

4 Ratios of Expenses and Net Income to Average Net Assets do not reflect earnings credits on cash balances.

5 Total returns for the six month period ended June 30, 2004 are not annualized.

6  For periods less than one year, ratios have been annualized.

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

Cash & Other Net Assets 1.1%
Common Stock 98.9%
[PIE CHART]

                        STATEMENT OF INVESTMENTS
                        EQUITY FUND
                        JUNE 30, 2004

                                                                                               NUMBER OF              MARKET
                                                                                                 SHARES               (000)
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK            AEROSPACE 2.42%
                        Boeing Co. (The)                                                          43,100              $2,202
                        General Dynamics Corp.                                                    26,200               2,602
                        Goodrich Corp.                                                            39,400               1,274
                        Rockwell Collins, Inc.                                                    29,900                 996
                        United Technologies Corp.                                                 61,200               5,599
                        -----------------------------------------------------------------------------------------------------------
                                                                                                                      12,673
                        AUTOMOTIVE 1.86%
                        Autoliv, Inc.                                                             23,400                 988
                        Borg Warner, Inc.                                                         19,800                 867
                        Dana Corp.                                                                40,300                 790
                        General Motors Corp.                                                      32,400               1,510
                        Genuine Parts Co.                                                          7,900                 313
                        Lear Corp.                                                                40,800               2,407
                        Magna International, Inc. - A                                             23,500               2,001
                        Phelps Dodge Corp.                                                        11,300                 876
                        -----------------------------------------------------------------------------------------------------------
                                                                                                                       9,752
                        BANKS & FINANCIAL SERVICES 22.44%
                        Allstate Corp. (The)                                                      53,900               2,509
                        American Express Co.                                                      18,400                 945
                        Astoria Financial Corp.                                                   24,700                 904
                        Bank of America Corp.                                                    191,500              16,205
                        Bank of Hawaii Corp.                                                      10,600                 479
                        Bank One Corp.                                                           157,200               8,017
                        Bear Stearns Companies, Inc.                                              13,200               1,113
                        Capital One Financial Corp.                                                4,700                 321
                        Cincinnati Financial Corp.                                                19,215                 836
                        CIT Group, Inc.                                                           24,900                 954
                        Citigroup, Inc.                                                          409,681              19,050
                        Comerica, Inc.                                                            16,400                 900
                        Countrywide Financial Corp.                                               13,549                 952
                        Doral Financial Corp.                                                     19,450                 671
                        Federal Home Loan Mortgage Corp.                                          79,100               5,007
                        Federal National Mortgage Association                                     91,700               6,544
                        First Horizon National Corp.                                              19,700                 896
                        Franklin Resources, Inc.                                                  40,600               2,033
                        Goldman Sachs Group, Inc.                                                 45,500               4,284
                        Hartford Financial Services Group, Inc.                                   22,000               1,512
                        Investors Financial Services Corp.                                        19,600                 854
                        J.P. Morgan Chase & Co.                                                   80,540               3,123
                        KeyCorp                                                                   73,300               2,191
                        Lehman Brothers Holdings, Inc.                                            23,500               1,768
                        Marshall & Ilsley Corp.                                                   27,200               1,063
                        MBNA Corp.                                                                58,200               1,501
                        Merrill Lynch & Company, Inc.                                            121,300               6,548
                        MGIC Investment Corp.                                                     18,000               1,365
                        Morgan Stanley Dean Witter & Co.                                          22,900               1,208
                        National City Corp.                                                       65,300               2,286
                        North Fork Bancorporation, Inc.                                           19,400                 738
                        Prudential Financial, Inc.                                                30,900               1,436
                        SouthTrust Corp.                                                          25,900               1,005
                        State Street Corp.                                                        26,200               1,285
                        SunTrust Banks, Inc.                                                      20,900               1,358
                        U.S. Bancorp                                                             112,711               3,106
                        W.R. Berkley Corp.                                                        19,800                 850
                        Wachovia Corp.                                                           116,800               5,198
                        Washington Mutual, Inc.                                                   52,100               2,013

12                      SEE NOTES TO THE FINANCIAL STATEMENTS.

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                        STATEMENT OF INVESTMENTS (CONTINUED)
                        EQUITY FUND
                        JUNE 30, 2004

                                                                                               NUMBER OF              MARKET
                                                                                                 SHARES               (000)
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK            Wells Fargo & Co.                                                         81,000              $4,636
                        -----------------------------------------------------------------------------------------------------------
(CONTINUED)                                                                                                          117,664
                        BUSINESS SERVICES 0.99%
                        Accenture Ltd.                                                            50,800               1,396
                        Cendant Corp.                                                             84,500               2,069
                        Convergy's Corp.*                                                         28,600                 440
                        ITT Educational Services, Inc.*                                           13,900                 528
                        Omnicom Group, Inc.                                                       10,100                 766
                        -----------------------------------------------------------------------------------------------------------
                                                                                                                       5,199
                        CHEMICALS 1.23%
                        Dow Chemical Co.                                                          65,500               2,666
                        Du Pont (E.I.) de Nemours & Co.                                           43,400               1,928
                        Engelhard Corp.                                                           30,900                 998
                        Lubrizol Corp.                                                            10,500                 385
                        RPM International, Inc.                                                   30,000                 456
                        -----------------------------------------------------------------------------------------------------------
                                                                                                                       6,433
                        COMMUNICATION EQUIPMENT & SERVICES 6.07%
                        ADC Telecommunications, Inc.*                                            221,600                 629
                        BCE, Inc.                                                                 22,800                 457
                        BellSouth Corp.                                                           73,900               1,938
                        CenturyTel, Inc.                                                          19,800                 595
                        Cisco Systems, Inc.*                                                     272,300               6,454
                        Corning, Inc.*                                                           239,800               3,132
                        Deutsche Telekom AG (ADR)*                                                57,300               1,015
                        Motorola, Inc.                                                           164,000               2,993
                        Nextel Communications, Inc.*                                              34,000                 906
                        Nokia Corp. (ADR)                                                         41,800                 608
                        Nortel Networks Corp.*                                                   197,200                 984
                        Qwest Communications International, Inc.*                                127,100                 456
                        SBC Communications, Inc.                                                  27,600                 669
                        Scientific-Atlanta, Inc.                                                  27,300                 942
                        Sprint FON Group                                                         294,200               5,178
                        Tellabs, Inc.*                                                           130,000               1,131
                        Verizon Communications, Inc.                                              77,058               2,789
                        Vodafone Group PLC (ADR)                                                  43,000                 950
                        -----------------------------------------------------------------------------------------------------------
                                                                                                                      31,826
                        COMPUTER HARDWARE & PERIPHERALS 2.90%
                        Dell, Inc.*                                                              106,500               3,814
                        EMC Corp.*                                                                43,500                 496
                        Hewlett-Packard Co.                                                      142,400               3,005
                        Ingram Micro, Inc. - A*                                                   66,300                 959
                        International Business Machines Corp.                                     43,700               3,852
                        Lexmark International, Inc. - A*                                          11,300               1,091
                        Quantum Corp.*                                                            94,500                 293
                        Storage Technology Corp.*                                                 28,800                 835
                        Tech Data Corp.*                                                          21,400                 837
                        -----------------------------------------------------------------------------------------------------------
                                                                                                                      15,182
                        COMPUTER SOFTWARE & SERVICES 4.22%
                        Adobe Systems, Inc.                                                       12,500                 581
                        Computer Sciences Corp.*                                                  28,500               1,323
                        First Data Corp.                                                          75,900               3,379
                        GTECH Holdings Corp.                                                      15,600                 723
                        Microsoft Corp.                                                          451,600              12,898
                        Network Appliance, Inc.*                                                  36,600                 788
                        Oracle Corp.*                                                             56,800                 680
                        Yahoo!, Inc.*                                                             49,200               1,787
                        -----------------------------------------------------------------------------------------------------------
                                                                                                                      22,159

                        SEE NOTES TO THE FINANCIAL STATEMENTS.                13

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                        STATEMENT OF INVESTMENTS (CONTINUED)
                        EQUITY FUND
                        JUNE 30, 2004

                                                                                               NUMBER OF              MARKET
                                                                                                 SHARES               (000)
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK            CONSUMER PRODUCTS 3.83%
(CONTINUED)             Altria Group, Inc.                                                       151,900              $7,603
                        Archer Daniels Midland Co.                                                99,400               1,668
                        Gillette Co.                                                              85,800               3,638
                        Mattel, Inc.                                                              35,200                 642
                        Procter & Gamble Co.                                                      96,400               5,248
                        Unilever N.V.                                                              8,400                 575
                        UST, Inc.                                                                 19,400                 698
                        -----------------------------------------------------------------------------------------------------------
                                                                                                                      20,072
                        CONTAINERS & PACKING 0.20%
                        Owens-Illinois, Inc.*                                                     61,500               1,031

                        ELECTRONIC EQUIPMENT & SEMICONDUCTORS 4.81%
                        American Power Conversion Corp.                                           37,700                 741
                        Applied Materials, Inc.*                                                 131,000               2,570
                        Arrow Electronics, Inc.*                                                  40,300               1,081
                        Atmel Corp.*                                                              72,300                 428
                        Avnet, Inc.*                                                              47,900               1,087
                        Cooper Industries Ltd. - A                                                32,000               1,901
                        Flextronics International Ltd.*                                           65,600               1,046
                        Intel Corp.                                                              278,300               7,681
                        ITT Industries, Inc.                                                      24,100               2,000
                        Qlogic Corp.*                                                             17,900                 476
                        Rockwell Automation, Inc.                                                 30,500               1,144
                        Sanmina-SCI Corp.*                                                       148,200               1,349
                        Solectron Corp.*                                                         207,800               1,344
                        Texas Instruments, Inc.                                                   97,800               2,365
                        -----------------------------------------------------------------------------------------------------------
                                                                                                                      25,213
                        ENERGY 8.99%
                        Anadarko Petroleum Corp.                                                  48,200               2,825
                        Apache Corp.                                                              25,600               1,115
                        Baker Hughes, Inc.                                                        21,800                 821
                        ChevronTexaco Corp.                                                      107,488              10,116
                        ConocoPhillips                                                            73,400               5,600
                        Exxon Mobil Corp.                                                        358,100              15,903
                        Marathon Oil Corp.                                                        44,600               1,688
                        Occidental Petroleum Corp.                                                75,200               3,640
                        Schlumberger Ltd.                                                         38,000               2,413
                        Valero Energy Corp.                                                       41,100               3,032
                        -----------------------------------------------------------------------------------------------------------
                                                                                                                      47,153
                        ENTERTAINMENT & RECREATION 0.11%
                        Marvel Enterprises, Inc.*                                                 28,500                 556

                        FOOD & BEVERAGE 2.88%
                        Coca-Cola Co.                                                             99,800               5,038
                        Fresh Del Monte Produce, Inc.                                             25,500                 644
                        McDonald's Corp.                                                         140,000               3,640
                        PepsiCo, Inc.                                                             63,400               3,416
                        Sara Lee Corp.                                                            44,500               1,023
                        Tyson Foods, Inc.                                                         64,000               1,341
                        -----------------------------------------------------------------------------------------------------------
                                                                                                                      15,102
                        HEALTH CARE & PHARMACEUTICALS 7.86%
                        Abbott Laboratories                                                       73,200               2,984
                        Amgen, Inc.*                                                              39,400               2,150
                        AstraZeneca PLC (ADR)                                                     25,200               1,150
                        Bristol-Myers Squibb Co.                                                  22,400                 549
                        Cardinal Health, Inc.                                                     30,800               2,158

14                      SEE NOTES TO THE FINANCIAL STATEMENTS.

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                        STATEMENT OF INVESTMENTS (CONTINUED)
                        EQUITY FUND
                        JUNE 30, 2004

                                                                                               NUMBER OF              MARKET
                                                                                                 SHARES               (000)
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK            Eli Lilly & Co.                                                           54,600              $3,817
(CONTINUED)             Genzyme Corp.*                                                            36,200               1,713
                        GlaxoSmithKline PLC (ADR)                                                 35,800               1,484
                        Guidant Corp.                                                             28,350               1,584
                        ImClone Systems, Inc.*                                                     6,300                 540
                        Johnson & Johnson                                                         39,800               2,217
                        Medtronic, Inc.                                                           31,100               1,515
                        Merck & Company, Inc.                                                     86,000               4,085
                        Pfizer, Inc.                                                             350,650              12,020
                        Schering-Plough Corp.                                                     85,400               1,578
                        Wyeth                                                                     47,000               1,700
                        -----------------------------------------------------------------------------------------------------------
                                                                                                                      41,244
                        INSURANCE 5.10%
                        ACE Ltd.                                                                  33,800               1,429
                        Aetna, Inc.                                                               14,900               1,267
                        American International Group, Inc.                                       130,625               9,311
                        Chubb Corp.                                                               31,300               2,134
                        Lincoln National Corp.                                                    28,400               1,342
                        Marsh & McLennan Companies, Inc.                                          34,900               1,584
                        MetLife, Inc.                                                             32,900               1,179
                        Montpelier RE Holdings Ltd.                                               23,400                 818
                        PartnerRe Ltd.                                                             5,600                 318
                        Principal Financial Group                                                 21,900                 762
                        RenaissanceRe Holdings Ltd.                                               11,900                 642
                        St. Paul Travelers Companies, Inc. (The)                                  80,623               3,268
                        Torchmark Corp.                                                           40,900               2,200
                        XL Capital Ltd. - A                                                        6,400                 483
                        -----------------------------------------------------------------------------------------------------------
                                                                                                                      26,737
                        MANUFACTURING (DIVERSIFIED) 5.75%
                        3M Co.                                                                    30,800               2,772
                        Black & Decker Corp.                                                       7,900                 491
                        Briggs & Stratton Corp.                                                    7,200                 636
                        Caterpillar, Inc.                                                         21,600               1,716
                        Eaton Corp.                                                               20,500               1,327
                        General Electric Co.                                                     361,600              11,716
                        Ingersoll-Rand Co. - A                                                     3,600                 246
                        Textron Inc.                                                              37,900               2,249
                        Tyco International Ltd.                                                  222,000               7,357
                        Whirlpool Corp.                                                           14,600               1,002
                        York International Corp.                                                  15,600                 641
                        -----------------------------------------------------------------------------------------------------------
                                                                                                                      30,153
                        MEDIA & MEDIA SERVICES 3.72%
                        Comcast Corp. - A Special*                                                47,100               1,301
                        Comcast Corp. - A*                                                       102,588               2,876
                        Fox Entertainment Group, Inc. - A*                                        48,300               1,290
                        Time Warner, Inc.*                                                       400,200               7,036
                        Tribune Co.                                                               26,300               1,198
                        Viacom, Inc. - B                                                         101,681               3,632
                        Walt Disney Co. (The)                                                     84,900               2,164
                        -----------------------------------------------------------------------------------------------------------
                                                                                                                      19,497
                        METALS & MINING 1.04%
                        Alcan, Inc.                                                               24,500               1,014
                        Alcoa, Inc.                                                               55,000               1,817
                        Companhia Vale do Rio Doce (ADR)*                                          8,500                 404
                        Rio Tinto PLC (ADR)                                                        8,400                 824
                        United States Steel Corp.                                                 39,500               1,387
                        -----------------------------------------------------------------------------------------------------------
                                                                                                                       5,446

                        SEE NOTES TO THE FINANCIAL STATEMENTS.                15

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                        STATEMENT OF INVESTMENTS (CONTINUED)
                        EQUITY FUND
                        JUNE 30, 2004

                                                                                               NUMBER OF              MARKET
                                                                                                 SHARES               (000)
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK            PAPER & FOREST PRODUCTS 0.86%
(CONTINUED)             Georgia-Pacific Corp.                                                     46,700             $1,727
                        International Paper Co.                                                   43,000              1,922
                        Weyerhaeuser Co.                                                          14,100                890
                        -----------------------------------------------------------------------------------------------------------
                                                                                                                      4,539
                        PRINTING & PUBLISHING 0.39%
                        McGraw-Hill Companies, Inc. (The)                                         12,200                934
                        R.R. Donnelley & Sons Co.                                                 34,200              1,129
                        -----------------------------------------------------------------------------------------------------------
                                                                                                                      2,063
                        RAILROAD & SHIPPING 1.46%
                        Burlington Northern Santa Fe Corp.                                        45,500              1,596
                        CSX Corp.                                                                114,300              3,746
                        Norfolk Southern Corp.                                                    86,700              2,299
                        -----------------------------------------------------------------------------------------------------------
                                                                                                                      7,641
                        RETAIL & APPAREL 5.92%
                        Coach, Inc.*                                                              19,200                868
                        Columbia Sportswear Co.*                                                  13,900                759
                        Dollar General Corp.                                                      48,400                947
                        Federated Department Stores, Inc.                                         71,100              3,491
                        Gap, Inc. (The)                                                           38,400                931
                        Home Depot, Inc.                                                          16,200                570
                        Kroger Co.*                                                               35,000                637
                        Liz Claiborne, Inc.                                                       13,500                486
                        Lowe's Cos., Inc.                                                         59,300              3,116
                        May Department Stores Co. (The)                                           34,500                948
                        Nike, Inc. - B                                                            19,200              1,454
                        Nordstrom, Inc.                                                           12,700                541
                        Office Depot, Inc.*                                                       61,200              1,096
                        Safeway, Inc.*                                                            58,500              1,482
                        Saks, Inc.*                                                               49,100                737
                        Sears, Roebuck and Co.                                                    44,900              1,695
                        Staples, Inc.                                                             10,300                302
                        SuperValu, Inc.                                                           57,200              1,751
                        VF Corp.                                                                  48,400              2,357
                        Wal-Mart Stores, Inc.                                                    130,800              6,901
                        -----------------------------------------------------------------------------------------------------------
                                                                                                                     31,069
                        SCIENTIFIC & TECHNICAL INSTRUMENTS 0.11%
                        Beckman Coulter, Inc.                                                      9,500                580

                        TRANSPORTATION 0.83%
                        AirTran Holdings, Inc.*                                                   44,100                624
                        FedEx Corp.                                                               28,000              2,287
                        Overseas Shipholding Group, Inc.                                          16,400                724
                        United Parcel Service, Inc. - B                                            9,200                692
                        -----------------------------------------------------------------------------------------------------------
                                                                                                                      4,327
                        UTILITIES 2.87%
                        American Electric Power, Inc.                                             56,220              1,799
                        Consolidated Edison, Inc.                                                 22,200                883
                        Constellation Energy Group Inc.                                           16,100                610
                        Entergy Corp.                                                             49,000              2,745
                        Northeast Utilities System                                                45,900                894
                        PPL Corp.                                                                 58,000              2,662
                        Questar Corp.                                                             22,600                873
                        Sempra Energy Co.                                                         65,100              2,241
                        Southern Company, Inc.                                                    48,700              1,420
                        Wisconsin Energy Corp.                                                    15,400                502

16                      SEE NOTES TO THE FINANCIAL STATEMENTS.

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                        STATEMENT OF INVESTMENTS (CONCLUDED)
                        EQUITY FUND
                        JUNE 30, 2004

                                                                                                NUMBER OF             MARKET
                                                                                                 SHARES               (000)
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK            Xcel Energy, Inc.                                                         26,700            $    446
                        -----------------------------------------------------------------------------------------------------------
(CONCLUDED) 15,075

                        TOTAL COMMON STOCK 98.86%                                                        518,386
                        (Cost $478,163)
                        -----------------------------------------------------------------------------------------------------------


                                                                                               PRINCIPAL
                                                                                 MATURITY       AMOUNT       MARKET
                                                                       RATE        DATE          (000)       (000)
-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM              State Street Bank - Repurchase Agreement
INVESTMENTS             dated 06/30/04 (secured by $5,492
                        US Treasury Bond, 5.50%, 08/15/28)             0.40%      07/01/04        $5,384            $  5,384

                        State Street Bank - Repurchase Agreement
                        dated 06/30/04 (secured by $1,213
                        US Treasury Note, 4.25%, 08/15/13)             0.40%      07/01/04         1,188               1,188
                        -----------------------------------------------------------------------------------------------------------

                        TOTAL SHORT-TERM INVESTMENTS 1.25%                                                             6,572
                        (Cost $6,572)
                        -----------------------------------------------------------------------------------------------------------

                        TOTAL INVESTMENTS 100.11%                                                                    524,958
                        (Cost $484,735)

                        LIABILITIES IN EXCESS OF
                        CASH AND OTHER ASSETS (0.11)%                                                                   (579)
                        -----------------------------------------------------------------------------------------------------------

                        NET ASSETS 100.00%                                                                          $524,379
                        -----------------------------------------------------------------------------------------------------------

                        ADR American Depository Receipts

                        *  Non-income producing during the six
                           months ended June 30, 2004 as this
                           security did not pay dividends.

















                        SEE NOTES TO THE FINANCIAL STATEMENTS.                17

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)
Income Fund 39.6%
Equity Fund 60.4%
  [PIE CHART]

                        STATEMENT OF INVESTMENTS
                        BALANCED FUND
                        JUNE 30, 2004


                                                                                                NUMBER OF             MARKET
                                                                                                 SHARES               (000)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS             Horace Mann Equity Fund*                                               7,997,451            $161,228
                        Horace Mann Income Fund*                                               8,607,144             105,696
                        -----------------------------------------------------------------------------------------------------------

                        TOTAL INVESTMENTS 100.01%                                                                    266,924
                        (Cost $264,788)

                        LIABILITIES IN EXCESS OF
                        CASH AND OTHER ASSETS (0.01%)                                                                    (34)
                        -----------------------------------------------------------------------------------------------------------

                        NET ASSETS 100.00%                                                                          $266,890
                        -----------------------------------------------------------------------------------------------------------


                        * Affiliated Funds.
























18                      SEE NOTES TO THE FINANCIAL STATEMENTS.

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)
Cash & Other Net Assets 2.0%
U.S. & Foreign Bonds/Notes 34.9%
U.S. & Foreign Government & Agency Obligations 63.1%
       [PIE CHART]

                         STATEMENT OF INVESTMENTS
                         INCOME FUND
                         JUNE 30, 2004
                                                                                                 PRINCIPAL
                                                                                    MATURITY      AMOUNT     MARKET
                                                                          RATE        DATE        (000)       (000)
----------------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN         U.S. TREASURY BONDS & NOTES 16.38%
GOVERNMENT               U.S. Treasury Note                               2.25%     04/30/06      $1,420     $1,410
AND AGENCY               U.S. Treasury Note                               2.50%     05/31/06       2,450      2,442
OBLIGATIONS              U.S. Treasury Note                               2.75%     06/30/06         425        425
                         U.S. Treasury Note                               3.13%     05/15/07         575        575
                         U.S. Treasury Note                               3.88%     01/15/09         860        958
                         U.S. Treasury Note                               3.88%     05/15/09       2,620      2,629
                         U.S. Treasury Note                               4.25%     06/15/09         100        101
                         U.S. Treasury Note                               4.25%     01/15/10         212        243
                         U.S. Treasury Note                               4.00%     02/15/14         420        400
                         U.S. Treasury Note                               4.75%     05/15/14       3,920      3,961
                         U.S. Treasury Bond                               8.13%     08/15/19         965      1,264
                         U.S. Treasury Bond                               8.50%     02/15/20          75        101
                         U.S. Treasury Bond-STRIPS(a)                     5.61%     11/15/21         890        339
                         U.S. Treasury Bond                               8.00%     11/15/21         575        754
                         U.S. Treasury Bond-STRIPS(a)                     5.65%     02/15/23          30         11
                         U.S. Treasury Bond                               6.25%     08/15/23         695        770
                         U.S. Treasury Bond                               6.00%     02/15/26         225        242
                         U.S. Treasury Bond                               6.75%     08/15/26         425        500
                         U.S. Treasury Bond-STRIPS(a)                     5.67%     11/15/27         600        162
                         U.S. Treasury Bond                               3.63%     04/15/28         360        440
                         U.S. Treasury Bond                               3.88%     04/15/29       1,932      2,464
                         U.S. Treasury Bond                               5.38%     02/15/31         700        706
                         ---------------------------------------------------------------------------------------------
                                                                                                             20,897
                         U.S.GOVERNMENT AGENCIES 6.82%
                         Federal Home Loan Banks                          5.93%     04/09/08         100        108
                                                                          4.50%     09/16/13          10         10
                                                                          5.25%     06/18/14          90         90
                         ---------------------------------------------------------------------------------------------
                                                                                                                208

                         Federal Home Loan Mortgage Corp.                 3.38%     04/15/09          30         29
                                                                          2.85%     02/23/07         725        716
                                                                          3.50%     04/01/08         400        394
                                                                          3.88%     01/12/09         175        172
                                                                          7.00%     03/15/10       1,225      1,380
                                                                          6.88%     09/15/10         195        219
                                                                          4.75%     12/08/10         620        615
                                                                          4.50%     12/16/10         765        745
                                                                          4.13%     02/24/11         225        216
                                                                          5.00%     03/15/26         150        151
                         ---------------------------------------------------------------------------------------------
                                                                                                              4,637

                         Federal National Mortgage Association            1.24%     01/28/05         950        950
                                                                          2.35%     04/05/07         595        578
                                                                          6.00%     05/15/08         925        997
                                                                          3.13%     03/16/09         225        214
                                                                          7.25%     01/15/10         130        148
                                                                          5.50%     07/18/12         525        529
                                                                          5.25%     04/25/25         165        170
                                                                          6.00%     03/25/29         200        205
                         ---------------------------------------------------------------------------------------------
                                                                                                              3,791

                         Financing Corp. FICO-STRIPS(a)                   5.80%     04/05/19         130         56

                         MORTGAGE-BACKED SECURITIES 31.79%
                         (U.S.GOVERNMENT AGENCIES)
                         FHLMC POOL M80806                                4.00%     03/01/10         162        158
                         FHLMC POOL A12891                                5.00%     08/01/33       1,357      1,314

                         SEE NOTES TO THE FINANCIAL STATEMENTS.               19

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                         STATEMENT OF INVESTMENTS (CONTINUED)
                         INCOME FUND
                         JUNE 30, 2004
                                                                                              PRINCIPAL
                                                                                MATURITY        AMOUNT      MARKET
                                                                    RATE          DATE          (000)        (000)
----------------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN         FHLMC POOL A13092                          5.00%       09/01/33        $ 471         $456
GOVERNMENT               FHLMC POOL A13629                          5.00%       09/01/33          949          919
AND AGENCY               FHLMC POOL C01622                          5.00%       09/01/33          479          464
OBLIGATIONS              FHLMC POOL C01648                          5.00%       10/01/33          961          930
(CONTINUED)              FHLMC TBA(b)                               5.00%       07/01/34        1,900        1,834
                         ---------------------------------------------------------------------------------------------
                                                                                                             6,075

                         FNMA POOL 001466                           8.75%       02/01/10           30           32
                         FNMA POOL 313839                           6.50%       11/01/12           82           86
                         FNMA POOL 252345                           6.00%       03/01/14          176          184
                         FNMA POOL 291765                           8.00%       08/01/14           26           28
                         FNMA POOL 291947                           8.00%       08/01/14           14           15
                         FNMA POOL 288481                           8.50%       09/01/14           40           44
                         FNMA POOL 286320                           8.00%       10/01/14            2            2
                         FNMA POOL 302622                           8.50%       01/01/15           11           12
                         FNMA POOL 250282                           8.50%       03/01/15           26           28
                         FNMA POOL 040741                           8.00%       01/01/17            1            1
                         FNMA POOL 046122                           7.75%       04/01/17           15           17
                         FNMA POOL 654504                           5.50%       09/01/17          150          154
                         FNMA POOL 689082                           5.00%       06/01/18          195          196
                         FNMA POOL 251818                           6.00%       06/01/18          162          168
                         FNMA POOL 747769                           4.50%       10/01/18          197          193
                         FNMA POOL 440735                           6.00%       12/01/18           13           13
                         FNMA POOL 758880                           5.50%       01/01/19          320          328
                         FNMA POOL 481440                           6.00%       01/01/19           21           22
                         FNMA POOL 765816                           5.50%       02/01/19          309          317
                         FNMA POOL 771281                           5.50%       03/01/19          348          357
                         FNMA POOL 773533                           4.50%       04/01/19          297          291
                         FNMA POOL 777336                           4.50%       04/01/19          295          289
                         FNMA POOL 323871                           7.00%       08/01/19           50           53
                         FNMA POOL 050650                           7.50%       10/01/22           25           27
                         FNMA POOL 248213                           7.50%       07/01/23           18           19
                         FNMA POOL 459795                           6.50%       06/01/29          299          312
                         FNMA POOL 505728                           6.50%       07/01/29          161          168
                         FNMA POOL 506602                           6.50%       07/01/29          131          137
                         FNMA POOL 511876                           6.50%       08/01/29           89           93
                         FNMA POOL 528054                           6.50%       02/01/30           97          102
                         FNMA POOL 532701                           6.50%       03/01/30          162          169
                         FNMA POOL 534065                           8.50%       03/01/30           36           39
                         FNMA POOL 532514                           7.00%       04/01/30           55           58
                         FNMA POOL 528068                           7.50%       04/01/30          179          192
                         FNMA POOL 528300                           7.50%       04/01/30          121          130
                         FNMA POOL 531331                           7.50%       04/01/30           24           26
                         FNMA POOL 539931                           7.00%       05/01/30           51           54
                         FNMA POOL 545605                           7.00%       05/01/32          246          260
                         FNMA POOL 555212                           7.00%       10/01/32          173          183
                         FNMA POOL 555880                           5.50%       11/01/33          685          684
                         FNMA POOL 725232                           5.00%       03/01/34        1,636        1,585
                         FNMA POOL 775495                           5.50%       05/01/34          471          470
                         FNMA POOL 778243                           5.50%       05/01/34          229          228
                         FNMA TBA(b)                                4.00%       07/01/19          300          286
                         FNMA TBA(b)                                4.50%       07/01/19        1,500        1,465
                         FNMA TBA(b)                                5.00%       07/01/19        2,100        2,102
                         FNMA TBA(b)                                5.50%       07/01/19          100          102
                         FNMA TBA(b)                                6.00%       07/01/19        1,500        1,562
                         FNMA TBA(b)                                5.50%       07/01/34        2,700        2,686

20                       SEE NOTES TO THE FINANCIAL STATEMENTS.

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                        STATEMENT OF INVESTMENTS (CONTINUED)
                        INCOME FUND
                        JUNE 30, 2004

                                                                                              PRINCIPAL
                                                                                MATURITY        AMOUNT      MARKET
                                                                    RATE          DATE          (000)        (000)
----------------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN        FNMA TBA(b)                                 6.00%       07/01/34       $4,100       $4,185
GOVERNMENT              FNMA TBA(b)                                 6.50%       07/01/34          900          937
                        ----------------------------------------------------------------------------------------------
AND AGENCY                                                                                                  21,091
OBLIGATIONS
(CONTINUED)             GNMA POOL 009277                            5.00%       05/15/06            4            4
                        GNMA POOL 037987                            5.00%       03/15/10            2            2
                        GNMA POOL 462428                            5.00%       12/15/12           11           12
                        GNMA POOL 468711                            5.00%       02/15/13           54           57
                        GNMA POOL 471267                            5.00%       05/15/13           71           75
                        GNMA POOL 473566                            5.00%       05/15/13           30           32
                        GNMA POOL 474007                            5.00%       08/15/13           42           44
                        GNMA POOL 490679                            5.00%       10/15/13           28           30
                        GNMA POOL 480547                            5.00%       02/15/14           46           49
                        GNMA POOL 490339                            5.00%       02/15/14           29           31
                        GNMA POOL 067223                            5.00%       03/15/14            0            1
                        GNMA POOL 496550                            5.00%       03/15/14           58           61
                        GNMA POOL 121126                            5.00%       03/15/15            1            1
                        GNMA POOL 123992                            5.00%       03/15/15            1            1
                        GNMA POOL 121873                            5.00%       06/15/15            2            3
                        GNMA POOL 128893                            5.00%       06/15/15            1            1
                        GNMA POOL 120458                            5.00%       07/15/15            2            2
                        GNMA POOL 205376                            5.00%       08/15/17            2            2
                        GNMA II POOL 001828                         5.00%       05/20/22           21           23
                        GNMA POOL 341672                            5.00%       01/15/23           70           75
                        GNMA POOL 353245                            5.00%       04/15/23            5            6
                        GNMA POOL 337404                            5.00%       05/15/23            2            2
                        GNMA POOL 348075                            5.00%       05/15/23           33           35
                        GNMA POOL 348689                            5.00%       05/15/23           36           38
                        GNMA POOL 354587                            5.00%       05/15/23            2            2
                        GNMA POOL 356357                            5.00%       05/15/23            2            3
                        GNMA POOL 348708                            5.00%       06/15/23           20           22
                        GNMA POOL 350600                            5.00%       06/15/23           18           20
                        GNMA POOL 354603                            5.00%       06/15/23           35           38
                        GNMA POOL 355688                            5.00%       06/15/23            3            3
                        GNMA POOL 365786                            5.00%       08/15/23           60           65
                        GNMA POOL 315834                            5.00%       09/15/23           13           14
                        GNMA POOL 334720                            5.00%       09/15/23           17           18
                        GNMA POOL 353144                            5.00%       09/15/23           12           14
                        GNMA POOL 355289                            5.00%       11/15/23           11           12
                        GNMA POOL 370378                            5.00%       11/15/23           53           58
                        GNMA POOL 376352                            5.00%       12/15/23           26           28
                        GNMA POOL 780598                            5.00%       12/15/23          187          202
                        GNMA POOL 425878                            5.00%       02/15/26           38           40
                        GNMA POOL 462622                            5.00%       03/15/28           19           20
                        GNMA POOL 443559                            5.00%       04/15/28           27           28
                        GNMA POOL 462200                            5.00%       06/15/28           60           63
                        GNMA POOL 433880                            5.00%       07/15/28           16           17
                        GNMA POOL 468090                            5.00%       07/15/28           15           16
                        GNMA POOL 466700                            5.00%       08/15/28           27           28
                        GNMA POOL 482048                            5.00%       08/15/28           35           37
                        GNMA POOL 482144                            5.00%       08/15/28            4            4
                        GNMA POOL 484290                            5.00%       08/15/28            5            5
                        GNMA POOL 486470                            5.00%       08/15/28           27           28
                        GNMA POOL 486516                            5.00%       09/15/28           30           31
                        GNMA POOL 469617                            5.00%       10/15/28            2            2
                        GNMA POOL 505993                            5.00%       10/15/29           13           14

                        SEE NOTES TO THE FINANCIAL STATEMENTS.                21

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                        STATEMENT OF INVESTMENTS (CONTINUED)
                        INCOME FUND
                        JUNE 30, 2004
                                                                                              PRINCIPAL
                                                                                MATURITY        AMOUNT      MARKET
                                                                    RATE          DATE          (000)        (000)
----------------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN        GNMA POOL 508888                            5.00%       10/15/29         $ 77        $ 83
GOVERNMENT              GNMA POOL 502862                            5.00%       11/15/29           26          28
AND AGENCY              GNMA POOL 530399                            5.00%       06/15/30           42          45
OBLIGATIONS             GNMA POOL 781340                            5.00%       10/15/31           87          91
(CONTINUED)             GNMA POOL 552330                            5.00%       01/15/32          418         437
                        GNMA POOL 584298                            5.00%       03/15/32          134         140
                        GNMA POOL 565731                            5.00%       07/15/32          256         263
                        GNMA POOL 614602                            5.00%       07/15/33          183         183
                        GNMA POOL 620467                            5.00%       08/15/33          448         459
                        GNMA POOL 572739                            5.00%       09/15/33          193         202
                        GNMA POOL 606943                            5.00%       11/15/33          495         507
                        GNMA POOL 626093                            5.00%       03/15/34          263         270
                        GNMA II POOL 080916                         5.00%       05/20/34          474         474
                        GNMA TBA(b)                                 5.00%       07/01/34        1,000         969
                        GNMA TBA(b)                                 6.00%       07/01/34        7,630       7,811
                        ----------------------------------------------------------------------------------------------
                                                                                                           13,381
                        FOREIGN GOVERNMENT AND AGENCY
                        SECURITIES 8.15%
                        Brazil (Republic of)                       14.50%       10/15/09          180         210
                        Brazil (Republic of)                       12.00%       04/15/10          130         138
                        Brazil (Republic of)                        2.13%       04/15/12          193         161
                        Brazil (Republic of)                        8.00%       04/15/14          158         144
                        Brazil (Republic of)                       11.00%       08/17/40           69          65
                        Bulgaria (Republic of)                      8.25%       01/15/15          224         261
                        Colombia (Republic of)                     10.50%       07/09/10           55          59
                        Colombia (Republic of)                      9.75%       04/09/11          139         153
                        Colombia (Republic of)                     11.75%       02/25/20           80          87
                        France (Government)                         3.50%       01/12/09          575         699
                        Germany (Republic of)                       3.25%       04/17/09          975       1,171
                        Germany (Republic of)                       5.25%       01/04/11            1           1
                        Germany (Republic of)                       5.00%       01/04/12          545         704
                        Germany (Republic of)                       4.25%       01/04/14          700         851
                        Germany (Republic of)                       5.50%       01/04/31        1,290       1,708
                        Israel (Aid)                                5.50%       04/26/24          125         123
                        Israel (Aid)                                5.50%       09/18/33          125         122
                        Mexico United Mexican States                8.38%       01/14/11          515         582
                        Mexico United Mexican States                5.88%       01/15/14           50          48
                        Mexico United Mexican States                8.00%       09/24/22           25          26
                        Mexico United Mexican States               11.50%       05/15/26          370         518
                        Mexico United Mexican States                7.50%       04/08/33          232         225
                        Panama (Republic of)                        9.63%       02/08/11           50          55
                        Panama (Republic of)                        9.13%       02/21/12           10          10
                        Panama (Republic of)                        9.38%       07/23/12           20          22
                        Panama (Republic of)                        2.00%       07/17/16           11          10
                        Panama (Republic of)                        5.00%       03/07/17          187         161
                        Panama (Republic of)                       10.75%       05/15/20           40          45
                        Panama (Republic of)                        9.38%       01/16/23           20          20
                        Panama (Republic of)                        8.75%       11/21/33           40          35
                        Philippines (Republic of)                   9.88%       01/15/19           75          75
                        Russian (Federation)                        5.00%       03/31/03          650         594
                        Spain (Government)                          3.60%       01/31/09          450         549

22                      SEE NOTES TO THE FINANCIAL STATEMENTS.

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                        STATEMENT OF INVESTMENTS (CONTINUED)
                        INCOME FUND
                        JUNE 30, 2004
                                                                                              PRINCIPAL
                                                                                MATURITY        AMOUNT      MARKET
                                                                    RATE          DATE          (000)        (000)
----------------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN        Sweden (Kingdom of)                         8.00%       08/15/07        $2,250       $ 338
GOVERNMENT              Sweden (Kingdom of)                         5.00%       01/28/09         3,100         429
                        ----------------------------------------------------------------------------------------------
AND AGENCY                                                                                                  10,399
OBLIGATIONS
(CONCLUDED)
                        TOTAL U.S.AND FOREIGN GOVERNMENT AND
                        AGENCY OBLIGATIONS 63.14%                                                           80,535
                        (Cost $79,194)
----------------------------------------------------------------------------------------------------------------------

U.S. AND FOREIGN        BANKS & FINANCIAL SERVICES 7.11%
CORPORATE               Allstate Life Global Funding                4.50%       05/29/09            45          45
BONDS/NOTES             Bank of America Corp.                       3.88%       01/15/08           185         185
                        Bank of America Corp.                       7.40%       01/15/11           225         255
                        Bank of America Corp.                       4.88%       01/15/13           120         117
                        Bank of America Corp.                       5.38%       06/15/14           175         173
                        Bank One Corp.                              5.25%       01/30/13            75          74
                        CIT Group, Inc.                             4.00%       05/08/08           100          99
                        Citigroup, Inc.                             5.75%       05/10/06             2           2
                        Citigroup, Inc.                             7.25%       10/01/10           390         439
                        Citigroup, Inc.                             5.63%       08/27/12           265         272
                        Citigroup, Inc.                             5.13%       05/05/14            25          24
                        Citigroup, Inc.                             5.88%       02/22/33           125         118
                        Citigroup, Inc.                             6.00%       10/31/33            25          24
                        Credit Suisse First Boston USA, Inc.        4.63%       01/15/08           220         224
                        Credit Suisse First Boston USA, Inc.        6.13%       11/15/11            35          37
                        E*Trade Financial Corp.(c)                  8.00%       06/15/11            25          25
                        FleetBoston Financial Corp.                 3.85%       02/15/08            80          80
                        General Electric Capital Corp.              8.85%       04/01/05           500         523
                        General Electric Capital Corp.              2.80%       01/15/07           540         532
                        General Electric Capital Corp.              5.88%       02/15/12           260         273
                        General Motors Acceptance Corp.             7.25%       03/02/11           335         352
                        Goldman Sachs Group, Inc.                   6.60%       01/15/12           290         312
                        Goldman Sachs Group, Inc.                   6.13%       02/15/33            55          52
                        Household Finance Corp.                     6.40%       06/17/08           325         350
                        Household Finance Corp.                     6.50%       11/15/08           213         230
                        Household Finance Corp.                     6.38%       10/15/11            45          48
                        Household Finance Corp.                     7.00%       05/15/12           230         254
                        Household Finance Corp.                     6.38%       11/27/12            40          42
                        HSBC Bank USA                               4.63%       04/01/14           125         116
                        J.P. Morgan Chase & Co.                     5.35%       03/01/07           100         105
                        J.P. Morgan Chase & Co.                     3.63%       05/01/08            50          49
                        J.P. Morgan Chase & Co.                     3.50%       03/15/09           105         101
                        J.P. Morgan Chase & Co.                     6.63%       03/15/12           100         108
                        J.P. Morgan Chase & Co.                     5.75%       01/02/13           195         198
                        Lehman Brothers Holdings, Inc.              8.25%       06/15/07           350         394
                        Lehman Brothers Holdings, Inc.              6.63%       01/18/12           150         163
                        Mizuho JGB Investment LLC(c)                9.87%       12/31/49           210         238
                        Mizuho Preferred Capital Co. LLC(c)         8.79%       12/29/49           360         394
                        Morgan Stanley Group, Inc.                  3.63%       04/01/08           270         265
                        Morgan Stanley Group, Inc.                  3.88%       01/15/09           200         195
                        Morgan Stanley Group, Inc.                  5.30%       03/01/13            95          93
                        Protective Life Secured Trust               3.70%       11/24/08            85          83
                        RC Trust                                    7.00%       05/15/06             2          83
                        SLM Corp.                                   3.50%       09/30/06            75          75
                        SLM Corp.                                   3.63%       03/17/08           225         222
                        SLM Corp.                                   2.82%       04/01/09           220         216

                        SEE NOTES TO THE FINANCIAL STATEMENTS.                23

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                        STATEMENT OF INVESTMENTS (CONTINUED)
                        INCOME FUND
                        JUNE 30, 2004
                                                                                              PRINCIPAL
                                                                                MATURITY        AMOUNT      MARKET
                                                                    RATE          DATE          (000)        (000)
----------------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN        SLM Corp.                                   5.38%       01/15/13          $ 85        $ 85
CORPORATE               UBS Preferred Funding Trust I               8.62%       10/29/49            25          30
BONDS/NOTES             US Bancorp                                  3.13%       03/15/08           170         165
(CONTINUED)             US Bank National Association                2.87%       02/01/07           250         246
                        Wachovia Corp.                              3.63%       02/17/09            50          48
                        Wells Fargo & Co.                           5.00%       11/15/14           240         232
                        ----------------------------------------------------------------------------------------------
                                                                                                             9,065
                        INDUSTRIAL 10.94%
                        ABITIBI-Consolidated, Inc.(c)               5.02%       06/15/11            10          10
                        AGCO Corp.                                  9.50%       05/01/08            31          34
                        Allied Waste North American, Inc.           8.88%       04/01/08             4           4
                        Allied Waste North American, Inc.           8.50%       12/01/08            10          11
                        Altria Group, Inc.                          7.00%       11/04/13            20          20
                        Amerada Hess Corp.                          7.30%       08/15/31            35          36
                        Amerada Hess Corp.                          7.13%       03/15/33            60          60
                        American Standard, Inc.                     7.63%       02/15/10             5           6
                        Anadarko Finance Co.                        6.75%       05/01/11           200         220
                        Anadarko Finance Co.                        7.50%       05/01/31            80          91
                        AOL Time Warner, Inc.                       7.70%       05/01/32            25          27
                        Apache Corp.                                6.25%       04/15/12           205         223
                        ARMCO, Inc.                                 9.00%       09/15/07           138         136
                        AT&T Wireless Services, Inc.                8.13%       05/01/12            85          98
                        BE Aerospace, Inc.                          8.50%       10/01/10            30          32
                        BellSouth Corp.                             7.88%       02/15/30           160         185
                        Boeing Capital Corp.                        5.80%       01/15/13            85          88
                        Bristol-Myers Squibb Co.                    5.75%       10/01/11           100         104
                        Bristol-Myers Squibb Co.                    5.75%       10/01/11           175         182
                        Chesapeake Energy Corp.                     9.00%       08/15/12            16          18
                        Chesapeake Energy Corp.                     6.88%       01/15/16            65          63
                        ChevronTexaco Capital Corp.                 3.50%       09/17/07           200         200
                        Columbia/HCA Healthcare Corp.               7.25%       05/20/08            22          23
                        Comcast Corp.                               6.50%       01/15/15           345         358
                        Conoco Funding Co.                          6.35%       10/15/11           150         163
                        Conoco Funding Co.                          6.35%       10/15/11           250         272
                        Conoco Funding Co.                          7.25%       10/15/31            35          40
                        Conoco, Inc.                                6.95%       04/15/29            25          28
                        ConocoPhillips, Inc.                        4.75%       10/15/12           150         147
                        COX Communications, Inc.                    4.63%       06/01/13            20          18
                        COX Communications, Inc.                    4.63%       06/01/13           105          97
                        CSC Holdings, Inc.                          7.88%       02/15/18            31          29
                        CSC Holdings, Inc.(c)                       6.75%       04/15/12            30          29
                        D.R. Horton, Inc.                           7.88%       08/15/11            35          38
                        DaimlerChrysler N.A. Holdings Corp.         4.75%       01/15/08           125         126
                        DaimlerChrysler N.A. Holdings Corp.         4.05%       06/04/08           125         123
                        DaimlerChrysler N.A. Holdings Corp.         7.30%       01/15/12           135         147
                        DaimlerChrysler N.A. Holdings Corp.         6.50%       11/15/13            50          51
                        Delta Airlines, Inc.                        6.72%       01/02/23           124         128
                        Devon Energy Corp.                          7.95%       04/15/32            10          12
                        Devon Energy Corp.                          7.95%       04/15/32           130         150
                        Devon Financing Corp.                       6.88%       09/30/11            25          27
                        Devon Financing Corp.                       7.88%       09/30/31            80          92
                        Dresser, Inc.                               9.38%       04/15/11            10          11
                        Eastman Kodak Co.                           7.25%       11/15/13            15          15
                        Echostar DBS Corp.                          4.36%       10/01/08            25          26
                        EIRCOM Funding                              8.25%       08/15/13            50          52

24                      SEE NOTES TO THE FINANCIAL STATEMENTS.

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                        STATEMENT OF INVESTMENTS (CONTINUED)
                        INCOME FUND
                        JUNE 30, 2004
                                                                                              PRINCIPAL
                                                                                MATURITY        AMOUNT      MARKET
                                                                    RATE          DATE          (000)        (000)
----------------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN        Electronic Data System Corp.                6.00%       08/01/13          $ 10       $ 10
CORPORATE               EOP Operation Ltd.                          4.75%       03/15/14            90         83
BONDS/NOTES             FMC Corp.                                  10.25%       11/01/09            22         25
(CONTINUED)             Ford Motor Credit Corp.                     6.88%       02/01/06            70         73
                        Ford Motor Credit Corp.                     7.38%       10/28/09           200        213
                        Ford Motor Credit Corp.                     7.25%       10/25/11            50         52
                        Ford Motor Credit Corp.                     7.00%       10/01/13           135        136
                        General Mills, Inc.                         5.13%       02/15/07           110        114
                        General Mills, Inc.                         3.88%       11/30/07           150        150
                        General Motors Acceptance Corp.             6.13%       09/15/06           380        396
                        General Motors Acceptance Corp.             6.13%       02/01/07           220        230
                        General Motors Acceptance Corp.             5.63%       05/15/09           290        289
                        General Motors Acceptance Corp.             6.88%       09/15/11           195        200
                        General Motors Acceptance Corp.             8.00%       11/01/31            25         26
                        Georgia-Pacific Corp.                       8.88%       02/01/10            18         20
                        Georgia-Pacific Corp.                       9.50%       12/01/11             2          2
                        Georgia-Pacific Corp.                       9.38%       02/01/13             1          1
                        Georgia-Pacific Corp.                       7.70%       06/15/15            13         14
                        Georgia-Pacific Corp.(c)                    8.00%       01/15/24            55         55
                        GlaxoSmithKline Capital, Inc.               4.38%       04/15/14            60         56
                        Hanover Equipment Trust                     8.75%       09/01/11            25         27
                        Harrah's Operating Co., Inc.                7.88%       12/15/05            43         45
                        HCA/Healthcare Co.                          7.13%       06/01/06            40         42
                        HMH Properties, Inc.                        7.88%       08/01/08            26         27
                        Host Marriott LP                            9.25%       10/01/07             4          4
                        IBM Corp.                                   4.75%       11/29/12           175        171
                        IMC Global, Inc.                           10.88%       06/01/08            12         14
                        IMC Global, Inc.(c)                        10.88%       08/01/13            30         36
                        International Paper Co.                     5.50%       01/15/14            50         49
                        International Steel Group(c)                6.50%       04/15/14            30         28
                        ITT Corp.                                   6.75%       11/15/05             6          6
                        Kansas City Southern Railroad Co.           9.50%       10/01/08            23         25
                        Kellogg Co.                                 6.60%       04/01/11            55         60
                        Kellogg Co.                                 6.60%       04/01/11           140        154
                        Kraft Foods, Inc.                           6.25%       06/01/12           175        184
                        Lamar Media Corp.                           7.25%       01/01/13            25         25
                        Liberty Media Corp.                         3.02%       09/17/06           280        285
                        Lockheed Martin Corp.                       8.20%       12/01/09           175        205
                        Lockheed Martin Corp.                       8.50%       12/01/29            35         44
                        Lockheed Martin Corp.                       8.50%       12/01/29            65         82
                        Manor Care, Inc.                            7.50%       06/15/06            17         18
                        MeadWestvaco Corp.                          6.85%       04/01/12            55         59
                        MGM Mirage                                  8.50%       09/15/10            50         54
                        Mohegan Tribal Gaming Authority             8.13%       01/01/06            10         11
                        Mohegan Tribal Gaming Authority             6.38%       07/15/09            23         23
                        Mohegan Tribal Gaming Authority             8.00%       04/01/12             5          5
                        Nalco Co.(c)                                7.75%       11/15/11            30         31
                        News America Holdings, Inc.                 8.00%       10/17/16           100        118
                        Nextel Communications, Inc.                 7.38%       08/01/15            20         20
                        Norfolk Southern Corp.                      6.20%       04/15/09            90         96
                        Northrop Grumman Systems Corp.              7.75%       02/15/31            40         47
                        Occidental Petroleum Corp.                  8.45%       02/15/29            25         32
                        OMI Corp.                                   7.63%       12/01/13            20         20
                        Omnicare, Inc.                              8.13%       03/15/11            39         42
                        Overseas Shipholding Group, Inc.            7.50%       02/15/24            30         28
                        PanAmSat Corp.                              8.50%       02/01/12            36         41
                        Park Place Entertainment Corp.              8.13%       05/15/11            17         18

                        SEE NOTES TO THE FINANCIAL STATEMENTS.                25

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                        STATEMENT OF INVESTMENTS (CONTINUED)
                        INCOME FUND
                        JUNE 30, 2004
                                                                                              PRINCIPAL
                                                                                MATURITY       AMOUNT       MARKET
                                                                    RATE          DATE          (000)       (000)
----------------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN        Parker & Parsley Petroleum Co.              8.25%       08/15/07         $ 20         $ 22
CORPORATE               Peabody Energy Corp.                        6.88%       03/15/13           58           59
BONDS/NOTES             Philip Morris Cos., Inc.                    7.20%       02/01/07          500          526
(CONTINUED)             Phillips Petroleum Co.                      7.00%       03/30/29           35           39
                        Pioneer Natural Resource Co.                9.63%       04/01/10           16           20
                        Pioneer Natural Resource Co.                7.50%       04/15/12            6            7
                        Plains Exploration & Production Co.(c)      7.13%       06/15/14           20           20
                        Pride International, Inc.(c)                7.38%       07/15/14           30           30
                        Qwest Capital Funding, Inc.                 7.25%       02/15/11           10            9
                        Qwest Capital Funding, Inc.                 7.75%       02/15/31           30           24
                        Qwest Corp.                                 5.63%       11/15/08           30           29
                        Raytheon Co.                                6.75%       08/15/07           40           43
                        Raytheon Co.                                7.00%       11/01/28           40           43
                        Sara Lee Corp.                              6.25%       09/15/11           90           97
                        Sara Lee Corp.                              3.88%       06/15/13           60           54
                        Schuler Homes                               9.38%       07/15/09           26           29
                        Shaw Communications, Inc.                   7.25%       04/06/11           40           42
                        Shaw Communications, Inc.                   7.20%       12/15/11           24           25
                        Smithfield Foods, Inc.                      8.00%       10/15/09           44           47
                        Sprint Capital Corp.                        6.00%       01/15/07           70           73
                        Sprint Capital Corp.                        8.38%       03/15/12           40           46
                        Sprint Capital Corp.                        8.75%       03/15/32           25           29
                        SPX Corp.                                   7.50%       01/01/13           25           26
                        Station Casinos, Inc.                       6.00%       04/01/12           30           29
                        Sun Media Corp.                             7.63%       02/15/13           10           10
                        Target Corp.                                5.88%       03/01/12          220          233
                        Tele Communications, Inc.                   7.88%       08/01/13          330          376
                        Tenet Healthcare Corp.                      6.38%       12/01/11          121          106
                        Tenet Healthcare Corp.                      7.38%       02/01/13           40           36
                        Time Warner Cos., Inc.                      6.88%       05/01/12          400          432
                        Time Warner Cos., Inc.                      6.63%       05/15/29          245          238
                        Tricon Global Restaurants, Inc.             8.50%       04/15/06            6            7
                        Unilever Capital Corp.                      7.13%       11/01/10          280          317
                        Union Pacific Corp.                         6.65%       01/15/11          100          109
                        Ventas Realty LP                            8.75%       05/01/09           20           22
                        Ventas Realty LP                            9.00%       05/01/12           10           11
                        Verizon Global Funding Corp.                6.88%       06/15/12           40           44
                        Verizon Global Funding Corp.                7.38%       09/01/12           30           34
                        Verizon Global Funding Corp.                4.38%       06/01/13           85           78
                        Verizon New Jersey, Inc.                    5.88%       01/17/12          350          359
                        Viacom, Inc.                                5.63%       08/15/12          160          163
                        Vintage Petroleum, Inc.                     7.88%       05/15/11           20           21
                        Vintage Petroleum, Inc.                     8.25%       05/01/12           24           25
                        Wal-Mart Stores, Inc.                       4.13%       02/15/11          180          174
                        Walt Disney Co.                             6.20%       06/20/14           25           26
                        Waste Management, Inc.                      6.88%       05/15/09          425          467
                        Waste Management, Inc.                      7.38%       05/15/29          250          271
                        Western Oil Sands, Inc.                     8.38%       05/01/12           17           18
                        Westport Resources Corp.                    8.25%       11/01/11           14           16
                        Weyerhaeuser Co.                            6.75%       03/15/12          120          130
                        Weyerhaeuser Co.                            7.38%       03/15/32          110          120
                        WMX Technologies, Inc.                      7.00%       10/15/06          125          134
                        Wyeth                                       6.50%       02/01/34           70           66
                        XTO Energy, Inc.                            7.50%       04/15/12           56           63
                        XTO Energy, Inc.                            4.90%       02/01/14          120          113
                        ----------------------------------------------------------------------------------------------
                                                                                                            13,958

26                      SEE NOTES TO THE FINANCIAL STATEMENTS.

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                        STATEMENT OF INVESTMENTS (CONTINUED)
                        INCOME FUND
                        JUNE 30, 2004
                                                                                              PRINCIPAL
                                                                                 MATURITY      AMOUNT       MARKET
                                                                     RATE          DATE         (000)       (000)
-----------------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN UTILITIES 2.82%
CORPORATE               AES Corp.                                    8.75%       06/15/08         $ 16        $ 17
BONDS/NOTES             AES Corp.                                    9.50%       06/01/09           68          73
(CONTINUED)             AES Corp.                                    9.38%       09/15/10           37          39
                        AES Corp.                                    8.88%       02/15/11           19          20
                        Calpine Corp.                                7.88%       04/01/08           75          49
                        Calpine Corp.(c)                             8.50%       07/15/10           25          21
                        Cincinnati Bell, Inc.                        7.25%       07/15/13           20          19
                        Cincinnati Bell, Inc.                        8.38%       01/15/14           20          18
                        Cleveland Electric Illum Co.(c)              5.65%       12/15/13           40          39
                        Dominion Resources, Inc.                     4.13%       02/15/08           30          30
                        Dominion Resources, Inc.                     5.13%       12/15/09           80          81
                        Dominion Resources, Inc.                     5.70%       09/17/12          110         112
                        Dominion Resources, Inc.                     8.40%       01/15/31           50          58
                        El Paso Corp.(d)                             4.49%       02/28/21        1,050         503
                        El Paso Corp.                                7.80%       08/01/31          880         706
                        FirstEnergy Corp.                            5.50%       11/15/06           40          41
                        FirstEnergy Corp.                            6.45%       11/15/11           50          52
                        FirstEnergy Corp.                            7.38%       11/15/31          125         130
                        FirstEnergy Corp.                            7.38%       11/15/31          235         245
                        Intelsat Ltd.                                6.50%       11/01/13           30          27
                        MCI, Inc.                                    5.91%       05/01/07           24          23
                        MCI, Inc.                                    6.69%       05/01/09           24          22
                        MCI, Inc.                                    7.74%       05/01/14           20          18
                        Midwest Generation LLC(c)                    8.75%       05/01/34          105         106
                        National Waterworks, Inc.                   10.50%       12/01/12           15          17
                        NRG Energy, Inc.(c)                          8.00%       12/15/13           35          35
                        Ohio Edison Co.                              5.45%       05/01/15          100          95
                        Oncor Electric Delivery Co.                  6.38%       01/15/15           50          53
                        Orion Power Holdings, Inc.                  12.00%       05/01/10           15          18
                        Orion Power Holdings, Inc.                  12.00%       05/01/10           73          89
                        Pacific Energy(c)                            7.13%       06/15/14           10          10
                        Pacific Gas & Electric Co.                   1.81%       04/03/06           60          60
                        Pacific Gas & Electric Co.                   6.05%       03/01/34          100          94
                        Qwest Communications
                        International, Inc.(c)                       4.75%       02/15/09           40          37
                        Qwest Communications
                        International, Inc.(c)                       7.50%       02/15/14           90          81
                        Rogers Wireless, Inc.(c)                     6.38%       03/01/14           20          18
                        Southern Natural Gas Co.                     8.88%       03/15/10           20          22
                        Sprint Capital Corp.                         4.78%       08/17/06          160         163
                        TXU Corp.                                    6.38%       06/15/06           10          11
                        TXU Energy Co.                               7.00%       03/15/13           50          54
                        Williams Companies, Inc. (The)               8.13%       03/15/12           10          11
                        Williams Companies, Inc. (The)               7.63%       07/15/19           10          10
                        Williams Companies, Inc. (The)               7.50%       01/15/31          173         157
                        Williams Companies, Inc. (The)               7.75%       06/15/31           80          73
                        Williams Companies, Inc. (The)               8.75%       03/15/32           40          40
                        ----------------------------------------------------------------------------------------------
                                                                                                             3,597
                        FOREIGN 2.17%
                        Alcan Aluminum Ltd.                          6.13%       12/15/33           50          48
                        British Telecom PLC                          8.88%       12/15/30           70          86
                        British Telecom PLC                          8.38%       12/15/10          140         163
                        Compagnie Generale de Geophysique           10.63%       11/15/07            8           8

                        SEE NOTES TO THE FINANCIAL STATEMENTS.                27

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                        STATEMENT OF INVESTMENTS (CONTINUED)
                        INCOME FUND
                        JUNE 30, 2004
                                                                                              PRINCIPAL
                                                                                 MATURITY      AMOUNT       MARKET
                                                                     RATE          DATE         (000)       (000)
----------------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN        Crown European Holdings S.A.                 10.88%      03/01/13        $ 30        $ 34
CORPORATE               Deutsche Telekom International                8.50%      06/15/10         225         263
BONDS/NOTES             Deutsche Telekom International                5.25%      07/22/13         115         112
(CONTINUED)             Deutsche Telekom International                8.75%      06/15/30          25          30
                        Diageo Capital PLC                            3.38%      03/20/08          85          83
                        Encana Holdings Financial Corp.               5.80%      05/01/14         100         102
                        Fresnius Medical Care Capital Trust Pfd.      7.88%      02/01/08           1          95
                        Hydro-Quebec                                  6.30%      05/11/11          85          93
                        Pancanadian Petroleum Ltd.                    6.30%      11/01/11          90          96
                        Royal Bank Scotland Group PLC                 8.82%      03/31/49         300         313
                        Suncor Energy, Inc.                           5.95%      12/01/34          30          29
                        Swedish Export Credit Corp.                   2.88%      01/26/07         100          99
                        Telecom Italia Capital(c)                     5.25%      11/15/13          65          63
                        Tyco International Group                      5.88%      11/01/04          20          20
                        Tyco International Group                      6.38%      02/15/06          30          31
                        Tyco International Group                      6.13%      11/01/08          40          43
                        Tyco International Group                      6.75%      02/15/11          10          11
                        Tyco International Group                      6.00%      11/15/13         220         226
                        Tyco International Group                      7.00%      06/15/28         418         444
                        Vivendi Universal S.A.                        6.25%      07/15/08          10          11
                        Vodafone Group PLC                            7.75%      02/15/10          80          92
                        Vodafone Group PLC                            5.00%      12/16/13         185         179
                        ----------------------------------------------------------------------------------------------
                                                                                                            2,774
                        ASSET BACKED AND COLLATERALIZED MORTGAGE
                        OBLIGATION SECURITIES 11.81%
                        Asset Securitization Corp.                    7.08%      02/14/41         100         105
                        Asset Securitization Corp.                    6.75%      02/14/43         260         281
                        Bear Stearns Commercial Mortgage              5.47%      06/11/41         350         351
                        Capital Lease Funding(c)                      7.35%      06/22/24         686         727
                        Chase Credit Card Owner Trust                 1.35%      02/15/11         200         200
                        Chesapeake Funding LLC                        1.51%      08/07/15       1,100       1,103
                        Citibank Credit Card Master Trust I           6.10%      05/15/08         525         554
                        Citibank Credit Card Master Trust I           2.55%      01/20/09         525         514
                        COMM 2000-C1 A2                               7.42%      08/15/33         290         326
                        COMM 2004-LB2A A4                             4.72%      03/10/39         120         115
                        Conseco Financial Securitizations             8.50%      03/01/33         717         201
                        Countrywide Alternative Loan Trust            5.00%      03/25/19         470         466
                        Credit Suisse First Boston
                        Mortgage Securities Corp.                     6.55%      01/17/35         675         723
                        Deutsche Mortgage & Asset
                        Receiving Corp.                               6.54%      06/15/31         950       1,017
                        General Motors Commercial
                        Mortgage Sec Inc.                             4.65%      04/10/40         575         565
                        Green Tree Financial Corp.                    9.15%      01/15/18          76          68
                        Green Tree Financial Corp.                    7.60%      07/15/20          41          41
                        Green Tree Recreational Equipment             7.25%      03/15/29         151          30
                        GS Mortgage Sec Corp. II                      6.62%      10/18/30         400         433
                        Holmes Financing PLC                          1.33%      07/15/15         100         100
                        Home Loan Trust(c)                            7.18%      12/25/22          38          38
                        Household Home Equity Loan Trust              1.57%      01/20/31         261         261
                        Household Home Equity Loan Trust              1.65%      12/22/31         179         179
                        IMPAC CMB Trust                               1.65%      10/25/33         505         505
                        Indymac MBS, Inc.                             4.75%      02/25/19       1,705       1,651

28                      SEE NOTES TO THE FINANCIAL STATEMENTS.

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                        STATEMENT OF INVESTMENTS (CONTINUED)
                        INCOME FUND
                        JUNE 30, 2004
                                                                                               PRINCIPAL
                                                                                  MATURITY      AMOUNT       MARKET
                                                                      RATE          DATE         (000)       (000)
-----------------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN        LB-UBS Commercial Mortgage Trust             7.37%        08/15/26       $ 270        $305
CORPORATE               LB-UBS Commercial Mortgage Trust             4.06%        09/15/27         180         177
BONDS/NOTES             MBNA Credit Card Master Trust                2.70%        09/15/09         525         514
(CONCLUDED)             MBNA Credit Card Master Trust                3.30%        07/15/10         510         500
                        MBNA Credit Card Master Trust                2.65%        11/15/10         600         571
                        Morgan Stanley Dean Witter                   4.34%        06/13/41         220         217
                        New Century Home Equity Loan Trust           1.46%        10/25/33         385         386
                        Salomon Brothers Mortgage
                        Securities VII, Inc.                         1.60%        03/25/32         534         535
                        Security National Mortgage Loan Trust(c)     8.80%        04/25/24         530         558
                        Structured Asset Securities Corp.            1.58%        01/01/32         220         220
                        Systems 2001 Asset Trust, LLC(c)             6.66%        09/15/13         489         527
                        -----------------------------------------------------------------------------------------------
                                                                                                            15,064

                        TOTAL CORPORATE BONDS/NOTES 34.85%                                                  44,458
                        (Cost $44,440)
-----------------------------------------------------------------------------------------------------------------------
SHORT-TERM              Commercial Paper
INVESTMENTS             Banque ET Caisse Epargne                     0.90%        07/12/04         310         310
                        Caisse Nationale Des Caisses                 0.90%        07/12/04         310         310
                        Dexia Delaware LLC                           0.99%        07/15/04         310         310
                        Ford Motor Credit Corp.                      2.05%        08/17/04         160         160
                        Hertz Corp.                                  2.04%        03/24/05         150         150

                        Federal Home Loan Bank Discount Notes        1.25%        07/01/04       4,300       4,300

                        Federal Home Loan Mortgage Corp.
                        Discount Notes                               1.20%        07/09/04       1,000       1,000

                        Federal National Mortgage Association
                        Discount Notes                               1.14%        07/02/04       1,000       1,000
                                                                     1.27%        07/06/04       1,000       1,000
                                                                     1.29%        07/08/04       1,000       1,000
                                                                     1.20%        07/09/04       1,245       1,244

                        Lehman Brothers - Repurchase Agreement
                        dated 06/30/04 (secured by $6,222,
                        Resolution Funding STRIP,
                        4.25%, 10/15/10)                             1.40%        07/01/04       6,100       6,100

                        Merrill Lynch - Repurchase Agreement dated
                        06/30/04 (secured by $6,222, Resolution
                        Funding STRIP,
                        5.72%, 04/15/30)                             1.40%        07/01/04       6,100       6,100
                        -----------------------------------------------------------------------------------------------

                        TOTAL SHORT-TERM INVESTMENTS 18.02%                                                 22,984
                        (Cost $22,984)
                        -----------------------------------------------------------------------------------------------

                        SEE NOTES TO THE FINANCIAL STATEMENTS.                29

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                        STATEMENT OF INVESTMENTS (CONCLUDED)
                        INCOME FUND
                        JUNE 30, 2004

                                                                                               PRINCIPAL
                                                                                  MATURITY      AMOUNT       MARKET
                                                                      RATE          DATE         (000)       (000)
-----------------------------------------------------------------------------------------------------------------------
SHORT-TERM              TOTAL INVESTMENTS 116.01%                                                           $147,977
INVESTMENTS             (Cost $146,618)
(CONCLUDED)
                        FOREIGN CURRENCY 0.00%
                        Various currency                                                                           4
                        (Cost $4)

                        LIABILITIES IN EXCESS OF
                        CASH AND OTHER ASSETS (16.01)%                                                       (20,429)
                        -----------------------------------------------------------------------------------------------

                        NET ASSETS 100.00%                                                                  $127,552
                        -----------------------------------------------------------------------------------------------

                        STRIPS Separate Trading of Registered
                        Interest and Principal Securities

                        (a) A zero coupon bond. The rate reflects the security's yield to maturity at June 30, 2004.
                        (b) Securities purchased on a when issued or delayed delivery basis. At June 30, 2004, the value of the securities amounted to $23,939.
                        (c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration to qualified institutional buyers. At June 30, 2004, these securities amounted to $3,156.
                        (d) A zero coupon bond that converts to a fixed or variable rate at a future date. The rate reflects the security's yield to maturity at June 30, 2004.



30                      SEE NOTES TO THE FINANCIAL STATEMENTS.

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)
Cash & Other Net Assets 3.4%
Common Stock 96.6%
    {PIE CHART]

                        STATEMENT OF INVESTMENTS
                        SOCIALLY RESPONSIBLE FUND
                        JUNE 30, 2004

                                                                                   NUMBER OF              MARKET
                                                                                    SHARES                 (000)
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCK            AEROSPACE 2.33%
                        Boeing Co. (The)                                              10,200                $  521
                        General Dynamics Corp.                                         2,400                   238
                        Goodrich Corp.                                                14,400                   466
                        Textron, Inc.                                                  9,200                   546
                        -------------------------------------------------------------------------------------------------
                                                                                                             1,771
                        AUTOMOTIVE 4.17%
                        American Axle & Manufacturing Holdings, Inc.                   6,700                   244
                        Autoliv, Inc.                                                 17,200                   726
                        Borg Warner, Inc.                                              6,800                   298
                        Cooper Tire & Rubber Co.                                       9,400                   216
                        Dana Corp.                                                    10,200                   200
                        Delphi Corp.                                                  44,300                   473
                        Lear Corp.                                                     9,800                   578
                        Paccar, Inc.                                                   7,500                   435
                        -------------------------------------------------------------------------------------------------
                                                                                                             3,170
                        BANKS & FINANCIAL SERVICES 28.92%
                        Bank of America Corp.                                         34,800                 2,945
                        Bank One Corp.                                                25,100                 1,280
                        Capital One Financial Corp.                                    1,200                    82
                        Citigroup, Inc.                                               75,666                 3,518
                        Comerica, Inc.                                                 9,700                   532
                        Federal Home Loan Mortgage Corp.                              14,400                   912
                        Federal National Mortgage Association                          4,600                   328
                        Golden West Financial Corp.                                    2,200                   234
                        Goldman Sachs Group, Inc.                                      7,600                   716
                        J.P. Morgan Chase & Co.                                       28,600                 1,109
                        KeyCorp                                                       19,100                   571
                        Lehman Brothers Holdings, Inc.                                 8,600                   647
                        Merrill Lynch & Company, Inc.                                 13,100                   707
                        Morgan Stanley Dean Witter & Co.                              16,000                   844
                        National City Corp.                                           19,400                   679
                        Regions Financial Corp.                                       14,500                   530
                        SouthTrust Corp.                                              18,700                   726
                        SunTrust Banks, Inc.                                           8,600                   559
                        U.S. Bancorp                                                  45,600                 1,257
                        Wachovia Corp.                                                33,500                 1,491
                        Washington Mutual, Inc.                                       23,000                   889
                        Wells Fargo & Co.                                             18,700                 1,070
                        XL Capital Ltd.                                                5,000                   377
                        -------------------------------------------------------------------------------------------------
                                                                                                            22,003
                        BUSINESS SERVICES 0.35%
                        Cendant Corp.                                                 11,000                   269

                        CHEMICALS 1.83%
                        Dow Chemical Co.                                               9,900                   403
                        Eastman Chemical Co.                                           9,200                   425
                        PPG Industries, Inc.                                           9,000                   562
                        -------------------------------------------------------------------------------------------------
                                                                                                             1,390
                        COMMUNICATION EQUIPMENT & SERVICES 4.96%
                        ADC Telecommunications, Inc.*                                 29,400                    83
                        BellSouth Corp.                                               11,700                   307
                        Corning, Inc.*                                                32,800                   428
                        Lucent Technologies, Inc.*                                    32,100                   121
                        Nortel Networks Corp.*                                        75,700                   378
                        Qwest Communications International, Inc.*                     45,400                   163

                        SEE NOTES TO THE FINANCIAL STATEMENTS.                31

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                        STATEMENT OF INVESTMENTS (CONTINUED)
                        SOCIALLY RESPONSIBLE FUND
                        JUNE 30, 2004

                                                                                   NUMBER OF              MARKET
                                                                                    SHARES                 (000)
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCK            Sprint FON Group                                              48,850                $  860
(CONTINUED)             Tellabs, Inc.*                                                42,100                   366
                        Verizon Communications, Inc.                                  29,500                 1,068
                        -------------------------------------------------------------------------------------------------
                                                                                                             3,774
                        COMPUTER HARDWARE & PERIPHERALS 3.13%
                        Hewlett-Packard Co.                                           63,000                 1,329
                        Ingram Micro, Inc. - A*                                       21,900                   317
                        International Business Machines Corp.                          3,300                   291
                        Quantum Corp.*                                                24,600                    76
                        Tech Data Corp.*                                               9,500                   372
                        -------------------------------------------------------------------------------------------------
                                                                                                             2,385
                        COMPUTER SOFTWARE & SERVICES 0.43%
                        Microsoft Corp.                                               11,600                   331

                        CONSTRUCTION & BUILDING PRODUCTS 2.54%
                        D.R. Horton, Inc.                                              2,550                    72
                        Martin Marietta Materials, Inc.                                5,700                   253
                        Masco Corp.                                                   13,800                   430
                        Pulte Homes, Inc.                                             14,400                   749
                        Vulcan Materials Co.                                           9,000                   428
                        -------------------------------------------------------------------------------------------------
                                                                                                             1,932
                        CONSUMER PRODUCTS 0.38%
                        ConAgra Foods, Inc.                                            3,500                    95
                        Mohawk Industries, Inc.*                                       2,600                   191
                        -------------------------------------------------------------------------------------------------
                                                                                                               286
                        ELECTRONIC EQUIPMENT & SEMICONDUCTORS 3.08%
                        Arrow Electronics, Inc.*                                      15,900                   426
                        Avnet, Inc.*                                                  15,000                   341
                        Atmel Corp.*                                                  26,500                   155
                        Cooper Industries, Ltd. - A                                    6,000                   356
                        Hubbell, Inc. - B                                              8,600                   402
                        Sanmina-SCI Corp.*                                            19,100                   174
                        Solectron Corp.*                                              70,800                   458
                        Vishay Intertechnology, Inc.*                                  1,800                    33
                        -------------------------------------------------------------------------------------------------
                                                                                                             2,345
                        ENERGY 4.53%
                        Amerada Hess Corp.                                             7,600                   602
                        Anadarko Petroleum Corp.                                       9,400                   551
                        Ashland, Inc.                                                  3,900                   206
                        ConocoPhillips                                                14,900                 1,137
                        Marathon Oil Corp.                                            17,100                   647
                        Unocal Corp.                                                   8,100                   308
                        -------------------------------------------------------------------------------------------------
                                                                                                             3,451
                        FOOD & BEVERAGE 2.99%
                        Coco Cola Corp.                                                3,000                   151
                        McDonald's Corp.                                              32,900                   855
                        PepsiCo, Inc.                                                  9,700                   523
                        Sara Lee Corp.                                                22,000                   506
                        Tyson Foods, Inc. - A                                         11,400                   239
                        -------------------------------------------------------------------------------------------------
                                                                                                             2,274
                        HEALTH CARE & PHARMACEUTICALS 3.03%
                        Bristol-Myers Squibb Co.                                      12,000                   294
                        HCA, Inc.                                                      3,800                   158
                        Merck & Company, Inc.                                         22,800                 1,083
                        Pfizer, Inc.                                                  19,380                   664
                        Wyeth                                                          3,000                   108
                        -------------------------------------------------------------------------------------------------
                                                                                                             2,307

32                      SEE NOTES TO THE FINANCIAL STATEMENTS.

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                        STATEMENT OF INVESTMENTS (CONTINUED)
                        SOCIALLY RESPONSIBLE FUND
                        JUNE 30, 2004

                                                                                   NUMBER OF              MARKET
                                                                                    SHARES                 (000)
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCK            INSURANCE 7.29%
(CONTINUED)             ACE Ltd.                                                       4,900                $  207
                        Allstate Corp.                                                20,200                   940
                        American International Group, Inc.                             5,000                   356
                        Chubb Corp.                                                    7,600                   518
                        Hartford Financial Services Group, Inc.                       10,300                   708
                        Jefferson-Pilot Corp.                                          8,700                   442
                        MBIA, Inc.                                                     6,500                   371
                        MetLife, Inc.                                                 12,850                   461
                        PartnerRe Ltd.                                                   900                    51
                        St. Paul Travelers Companies, Inc. (The)                      22,860                   927
                        Torchmark Corp.                                               10,500                   565
                        -------------------------------------------------------------------------------------------------
                                                                                                             5,546
                        MANUFACTURING (DIVERSIFIED) 4.85%
                        Eaton Corp.                                                    8,600                   557
                        Ingersoll-Rand Co. - A                                         5,800                   396
                        MGIC Investment Corp.                                          6,500                   493
                        Monsanto Co.                                                  18,400                   708
                        Parker Hannifin Corp.                                          8,200                   488
                        Tyco International Ltd.                                       20,100                   666
                        Whirlpool Corp.                                                5,600                   384
                        -------------------------------------------------------------------------------------------------
                                                                                                             3,692
                        MEDIA & MEDIA SERVICES 2.05%
                        Comcast Corp. - A*                                            36,800                 1,032
                        Interpublic Group of Companies, Inc.*                         28,800                   395
                        Walt Disney Co. (The)                                          5,200                   133
                        -------------------------------------------------------------------------------------------------
                                                                                                             1,560
                        PAPER & FOREST PRODUCTS 3.77%
                        Boise Cascade Corp.                                           10,900                   410
                        Georgia-Pacific Corp.                                         17,300                   640
                        Kimberly-Clark Corp.                                           5,800                   382
                        MeadWestvaco Corp.                                            15,500                   456
                        Smurfit-Stone Container Corp.*                                24,200                   480
                        Temple-Inland, Inc.                                            7,200                   499
                        -------------------------------------------------------------------------------------------------
                                                                                                             2,867
                        PRINTING & PUBLISHING 0.61%
                        R.R. Donnelley & Sons Co.                                     14,000                   462

                        RAILROAD & SHIPPING 2.19%
                        Burlington Northern Santa Fe Corp.                            19,100                   670
                        CSX Corp.                                                     13,500                   442
                        Norfolk Southern Corp.                                        21,000                   557
                        -------------------------------------------------------------------------------------------------
                                                                                                             1,669
                        RETAIL & APPAREL 4.73%
                        Albertson's, Inc.                                             20,300                   539
                        Home Depot, Inc.                                               7,300                   257
                        Jones Apparel Group, Inc.                                     11,400                   450
                        Kroger Co. (The)*                                             28,000                   510
                        Liz Claiborne, Inc.                                            8,200                   295
                        May Department Stores Co. (The)                               15,200                   418
                        Nordstrom, Inc.                                                4,600                   196
                        Office Depot, Inc.*                                           24,700                   442
                        Reebok International Ltd.                                      6,300                   227
                        Saks, Inc.*                                                   17,500                   263
                        -------------------------------------------------------------------------------------------------
                                                                                                             3,597

                        SEE NOTES TO THE FINANCIAL STATEMENTS.                33

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                        STATEMENT OF INVESTMENTS (CONCLUDED)
                        SOCIALLY RESPONSIBLE FUND
                        JUNE 30, 2004

                                                                                   NUMBER OF              MARKET
                                                                                    SHARES                 (000)
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCK            UTILITIES 8.45%
(CONCLUDED)             Alliant Energy Corp.                                          13,900                $  363
                        Ameren Corp.                                                   8,100                   348
                        Cinergy Corp.                                                  5,700                   217
                        Constellation Energy Group                                    15,900                   603
                        Edison International                                          20,300                   519
                        El Paso Corp.                                                 62,800                   495
                        Entergy Corp.                                                 11,100                   622
                        Exelon Corp.                                                  11,000                   366
                        FirstEnergy Corp.                                             14,600                   546
                        Northeast Utilities System                                    15,400                   300
                        PG&E Corp.*                                                    5,700                   159
                        PPL Corp.                                                     11,100                   510
                        Sempra Energy Co.                                             14,500                   499
                        Williams Companies, Inc.                                       7,900                    94
                        Wisconsin Energy Corp.                                        17,000                   554
                        Xcel Energy, Inc.                                             14,200                   237
                                                                                                             6,432
                        -------------------------------------------------------------------------------------------------
                        TOTAL COMMON STOCK 96.61%                                                           73,513
                        (Cost $64,451)
                        -------------------------------------------------------------------------------------------------

                                                                                              PRINCIPAL
                                                                                MATURITY        AMOUNT        MARKET
                                                                    RATE          DATE          (000)          (000)
-------------------------------------------------------------------------------------------------------------------------

SHORT-TERM              State Street Bank - Repurchase Agreement
INVESTMENT              dated 06/30/04 (secured by $3,422,
                        US Treasury Bond, 5.50%, 08/15/28)          0.40%       07/01/04       $ 3,353       $  3,353
                        -------------------------------------------------------------------------------------------------

                        TOTAL SHORT-TERM INVESTMENT 4.41%                                                       3,353
                        (Cost $3,353)
                        -------------------------------------------------------------------------------------------------


                        TOTAL INVESTMENTS 101.02%                                                              76,866
                        (Cost $67,804)

                        LIABILITIES IN EXCESS OF
                        CASH AND OTHER ASSETS (1.02)%                                                            (774)
                        -------------------------------------------------------------------------------------------------

                        NET ASSETS 100.00%                                                                   $ 76,092
                        -------------------------------------------------------------------------------------------------

                        *     Non-income producing during the six months ended
                              June 30, 2004 as this security did not pay dividends.



34                      SEE NOTES TO THE FINANCIAL STATEMENTS.

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)
Cash & Other Net Assets 1.6%
Common Stock 98.4%
    [PIE CHART]

                        STATEMENT OF INVESTMENTS
                        SMALL CAP GROWTH FUND
                        JUNE 30, 2004
                                                                                   NUMBER OF              MARKET
                                                                                    SHARES                 (000)
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCK            AEROSPACE 0.91%
                        Aeroflex, Inc.*                                               21,600                $  310
                        Herley Industries, Inc.*                                      11,000                   213
                        -------------------------------------------------------------------------------------------------
                                                                                                               523
                        BANKS & FINANCIAL SERVICES 4.88%
                        Affiliated Managers Group, Inc.*                               7,600                   383
                        Apollo Investment Corp.*                                       2,200                    30
                        Cascade Bancorp                                                4,775                    88
                        Commercial Capital Bancorp, Inc.*                             17,733                   308
                        E*TRADE Corp.*                                                54,300                   605
                        East West Bancorp, Inc.                                        2,000                    61
                        Encore Capital Group, Inc.*                                    6,700                    89
                        Euronet Worldwide, Inc.*                                       2,100                    49
                        Friedman, Billings, Ramsey Group                              13,700                   271
                        Greenhill & Co., Inc.*                                         1,700                    36
                        ITLA Capital Corp.*                                            2,300                    93
                        Piper Jaffray Co.*                                               700                    32
                        Redwood Trust, Inc.                                            1,700                    95
                        Saxon Capital, Inc.*                                           4,400                   100
                        Silicon Valley Bancshares*                                     6,900                   274
                        Sterling Financial Corp.*                                      2,376                    76
                        TradeStation Group, Inc.*                                     13,500                    97
                        United PanAm Financial Corp.*                                  6,300                   107
                        -------------------------------------------------------------------------------------------------
                                                                                                             2,794
                        BIOTECHNOLOGY & PHARMACEUTICALS 10.01%
                        Advancis Pharmaceutical Corp.*                                13,700                    93
                        Alkermes, Inc.*                                                9,100                   124
                        Angiotech Pharmaceuticals, Inc.*                              10,388                   209
                        ArQule, Inc.*                                                  3,100                    16
                        AtheroGenics, Inc.*                                            3,800                    72
                        AVI BioPharma, Inc.*                                           1,900                     5
                        Axonyx, Inc.*                                                 18,600                    98
                        Bradley Pharmaceuticals, Inc.*                                 5,800                   162
                        Cell Genesys, Inc.*                                           29,728                   309
                        Columbia Laboratories, Inc.*                                   7,800                    27
                        Corixa Corp.*                                                 26,500                   124
                        Cubist Pharmaceuticals, Inc.*                                 28,800                   319
                        deCode genetics, Inc.*                                        17,200                   146
                        Dendreon Corp.*                                               23,100                   283
                        DepoMed, Inc.*                                                23,200                   115
                        Discovery Laboratories, Inc.*                                  8,900                    85
                        Encysive Pharmaceuticals, Inc.*                               14,100                   120
                        EXACT Sciences Corp.*                                         29,100                   179
                        Genta, Inc.*                                                  34,800                    85
                        ISIS Pharmaceuticals, Inc.*                                   32,100                   184
                        Kosan Biosciences, Inc.*                                       5,700                    45
                        La Jolla Pharmaceutical Co.*                                  32,100                    78
                        Ligand Pharmaceuticals, Inc.*                                  8,000                   139
                        Medarex, Inc.*                                                32,700                   238
                        Medicines Co. (The)*                                           5,200                   159
                        Medicis Pharmaceutical Corp. - A                              13,540                   541
                        Nabi Biopharmaceuticals *                                     20,700                   294
                        Nektar Therapeutics Co.*                                      20,100                   401
                        NitroMed, Inc.*                                               13,000                    78
                        OraSure Technologies, Inc.*                                    8,800                    86
                        Par Pharmaceutical Companies, Inc.*                            1,469                    52
                        Paradigm Genetics, Inc.*                                      54,400                    42

                        SEE NOTES TO THE FINANCIAL STATEMENTS.                35

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                        STATEMENT OF INVESTMENTS (CONTINUED)
                        SMALL CAP GROWTH FUND
                        JUNE 30, 2004

                                                                                   NUMBER OF              MARKET
                                                                                    SHARES                 (000)
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCK            Salix Pharmaceuticals, Ltd.*                                   5,700                $  188
(CONTINUED)             Taro Pharmaceutical Industries Ltd. - A*                         800                    35
                        Telik, Inc.*                                                  17,100                   408
                        Third Wave Technologies, Inc.*                                36,300                   163
                        Vasogen, Inc.*                                                 3,400                    16
                        ViroPharma, Inc.*                                              7,000                    13
                        -------------------------------------------------------------------------------------------------
                                                                                                             5,731
                        BUSINESS SERVICES 11.30%
                        Ask Jeeves, Inc.*                                              5,800                   226
                        CDI Corp.                                                      1,500                    52
                        Charles River Associates, Inc.*                                4,300                   133
                        Corporate Executive Board Co. (The)                           11,173                   646
                        CSG Systems International, Inc.*                               2,400                    50
                        DiamondCluster International, Inc.*                           24,600                   214
                        Digitas, Inc.*                                                69,600                   768
                        DoubleClick, Inc.*                                            53,400                   415
                        Gartner, Inc. - A*                                             7,200                    95
                        Gevity HR, Inc.                                                4,800                   126
                        Global Payments, Inc.                                          4,800                   216
                        Global Signal, Inc.*                                           7,200                   158
                        Heidrick & Struggles International, Inc.*                     10,491                   312
                        Integrated Alarm Services Group, Inc.*                        16,600                    90
                        Jacobs Engineering Group*                                      3,300                   130
                        Jupitermedia Corp.*                                            3,100                    44
                        Labor Ready, Inc.*                                            15,549                   241
                        Lionbridge Technologies, Inc.*                                36,100                   276
                        Modem Media, Inc.*                                            37,100                   195
                        MPS Group*                                                    43,902                   532
                        Navigant Consulting, Inc.*                                    28,800                   618
                        NDCHealth Corp.                                                7,410                   172
                        Resources Connection, Inc.*                                    1,000                    39
                        Tetra Tech, Inc.*                                              7,900                   481
                        Watson Wyatt & Co. - A                                         9,100                   243
                        -------------------------------------------------------------------------------------------------
                                                                                                             6,472
                        CHEMICALS 1.91%
                        Agrium, Inc.                                                   8,200                   119
                        Airgas, Inc.                                                  13,900                   332
                        Cabot Microelectronics Corp.*                                  2,400                    74
                        OM Group, Inc.*                                               10,010                   330
                        Symyx Technologies, Inc.*                                     10,000                   241
                        -------------------------------------------------------------------------------------------------
                                                                                                             1,096
                        COMMUNICATION EQUIPMENT & SERVICES 2.47%
                        Harmonic, Inc.*                                                8,000                    68
                        McDATA Corp.*                                                 65,580                   353
                        Polycom, Inc.*                                                36,382                   815
                        SonicWALL, Inc.*                                               7,800                    67
                        Sonus Networks, Inc.*                                         23,100                   110
                        -------------------------------------------------------------------------------------------------
                                                                                                             1,413
                        COMPUTER HARDWARE & PERIPHERALS 2.93%
                        Avocent Corp.*                                                 7,400                   272
                        Identix, Inc.*                                                13,900                   104
                        Immersion Corp.*                                              37,688                   179
                        Komag, Inc.*                                                  10,200                   142
                        Pinnacle Systems, Inc.*                                       61,360                   439
                        Stratasys, Inc.*                                              20,550                   509
                        Universal Display Corp.*                                       2,900                    31
                        -------------------------------------------------------------------------------------------------
                                                                                                             1,676

36                      SEE NOTES TO THE FINANCIAL STATEMENTS.

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                        STATEMENT OF INVESTMENTS (CONTINUED)
                        SMALL CAP GROWTH FUND
                        JUNE 30, 2004

                                                                                   NUMBER OF              MARKET
                                                                                    SHARES                 (000)
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCK            COMPUTER SOFTWARE & SERVICES 13.39%
(CONTINUED)             Advanced Digital Information Corp.*                           15,500                $  150
                        Advent Software, Inc.*                                         2,800                    51
                        Alvarion Ltd.*                                                16,500                   219
                        AnswerThink, Inc.*                                            23,100                   132
                        BakBone Software, Inc.*                                       61,100                   135
                        BISYS Group, Inc. (The)*                                      14,315                   201
                        Blackborad, Inc.*                                              2,100                    42
                        Borland Software Corp.*                                       31,000                   263
                        Concur Technologies, Inc.*                                    14,100                   151
                        Corillian Corp.*                                              44,094                   221
                        CoStar Group, Inc.*                                            4,500                   207
                        Digimarc Corp.*                                               32,600                   435
                        Digital Insight Corp.*                                        13,500                   276
                        DigitalNet Holdings, Inc.*                                     9,400                   191
                        FileNET Corp.*                                                14,200                   448
                        Homestore, Inc.*                                              79,700                   318
                        Hyperion Solutions Corp.*                                      3,300                   144
                        Intersections, Inc.*                                          11,400                   273
                        Interwoven, Inc.*                                              8,800                    89
                        Iomega Corp.*                                                 41,000                   229
                        Jack Henry & Associates, Inc.                                 12,300                   247
                        Lawson Software, Inc.*                                        30,775                   217
                        LivePerson, Inc.*                                             12,300                    37
                        Mentor Graphics Corp.*                                        10,600                   164
                        Micromuse, Inc.*                                              62,500                   418
                        Motive, Inc.*                                                  4,400                    45
                        NIC, Inc.*                                                     2,500                    18
                        Onyx Software Corp.*                                           8,975                    37
                        Open Solutions, Inc.*                                          6,500                   162
                        PEC Solutions, Inc.*                                           5,700                    68
                        RadiSys Corp.*                                                 7,900                   147
                        RealNetworks, Inc.*                                           24,400                   167
                        Roxio, Inc.*                                                   4,800                    24
                        Sapient Corp.*                                                12,300                    74
                        Secure Computing Corp.*                                        9,100                   106
                        Sina Corp.*                                                    5,400                   178
                        SkillSoft PLC (ADR) *                                         29,182                   222
                        Sohu.com, Inc.*                                                8,400                   167
                        SS&C Technologies, Inc.                                       13,600                   254
                        Syntel, Inc.                                                   3,200                    53
                        Take-Two Interactive Software, Inc.*                          10,000                   306
                        TriZetto Group, Inc. (The)*                                    7,900                    53
                        Verity, Inc.*                                                 11,500                   155
                        webMethods, Inc.*                                             15,100                   129
                        Websense, Inc.*                                                1,200                    45
                        -------------------------------------------------------------------------------------------------
                                                                                                             7,668
                        CONSTRUCTION & BUILDING PRODUCTS 0.88%
                        Meritage Corp.*                                                2,700                   186
                        WCI Communities, Inc.*                                        14,300                   319
                        -------------------------------------------------------------------------------------------------
                                                                                                               505
                        EDUCATION SERVICES 3.50%
                        Corinthian Colleges, Inc.*                                     7,200                   178
                        Education Management Corp.*                                    1,700                    56
                        Laureate Education, Inc.*                                     25,200                   958
                        Learning Tree International, Inc.*                            18,450                   268
                        Princeton Review, Inc.*                                       11,500                    87
                        -------------------------------------------------------------------------------------------------

                        SEE NOTES TO THE FINANCIAL STATEMENTS.                37

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                        STATEMENT OF INVESTMENTS (CONTINUED)
                        SMALL CAP GROWTH FUND
                        JUNE 30, 2004

                                                                                   NUMBER OF              MARKET
                                                                                    SHARES                 (000)
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCK            Strayer Education, Inc.                                        4,100                $  457
                        -------------------------------------------------------------------------------------------------
(CONTINUED)                                                                                                  2,004
                        ELECTRONIC EQUIPMENT & SEMICONDUCTORS 16.47%
                        Active Power, Inc.*                                            8,000                    26
                        Advanced Energy Industries, Inc.*                              7,869                   124
                        Artesyn Technologies, Inc.*                                    2,100                    19
                        ATMI, Inc.*                                                   19,800                   541
                        August Technology Corp.*                                       9,200                   115
                        Brooks Automation, Inc.*                                      19,900                   401
                        Centillium Communications, Inc.*                               8,500                    33
                        ChipPAC, Inc.*                                                18,200                   114
                        Cirrus Logic, Inc.*                                           24,800                   149
                        Credence Systems Corp.*                                       37,420                   516
                        Cymer, Inc.*                                                  15,900                   595
                        DuPont Photomasks, Inc.*                                       5,100                   104
                        Electrolas, Inc.*                                              5,200                    28
                        Exar Corp.*                                                   16,100                   236
                        FEI Co.*                                                      17,500                   418
                        FormFactor, Inc.*                                              9,000                   202
                        Genesis Microchip, Inc.*                                      22,100                   304
                        Integrated Circuit Systems, Inc.*                              2,300                    63
                        Lattice Semiconductor Corp.*                                  96,300                   675
                        Microsemi Corp.*                                              15,000                   213
                        Mindspeed Technologies, Inc.*                                 22,700                   113
                        MKS Instruments, Inc.*                                         3,404                    78
                        Mykrolis Corp.*                                               14,100                   246
                        Nuvelo, Inc.*                                                  4,700                    45
                        O2Micro International Ltd.*                                   19,000                   324
                        Pixelworks, Inc.*                                             44,100                   673
                        PLX Technology, Inc.                                           9,400                   162
                        Power Integrations, Inc.*                                      5,300                   132
                        Power-One, Inc.*                                               3,200                    35
                        Rudolph Technologies, Inc.*                                   23,800                   433
                        Semtech Corp.*                                                24,600                   579
                        Sigmatel, Inc.*                                               13,700                   398
                        Sipex Corp.*                                                  21,100                   120
                        Skyworks Solutions, Inc.*                                     22,400                   195
                        Trident Microsystems, Inc.*                                    1,000                    11
                        TriQuint Semiconductor, Inc.*                                 39,700                   217
                        TTM Technologies, Inc.*                                       16,600                   197
                        Ultra Clean Holdings, Inc.*                                   12,800                    93
                        Wilson Greatbatch Technologies, Inc.*                          9,900                   277
                        Zoran Corp.*                                                  12,500                   229
                        -------------------------------------------------------------------------------------------------
                                                                                                             9,433
                        ENERGY 3.61%
                        Cal Dive International, Inc.*                                  6,800                   206
                        Comstock Resources, Inc.*                                      7,400                   144
                        Denbury Resources, Inc.*                                       8,700                   182
                        Forest Oil Corp.*                                              8,800                   240
                        Headwaters, Inc.*                                              6,800                   176
                        Key Energy Services, Inc.*                                    37,418                   353
                        Oceaneering International, Inc.*                               7,400                   253
                        Parker Drilling Co.*                                          44,480                   170
                        Range Resources Corp.                                          1,700                    25
                        Remington Oil and Gas Corp.*                                   4,274                   101
                        TETRA Technologies, Inc.*                                     17,900                   129
                        Ultra Petroleum Corp.*                                         2,400                    90
                        -------------------------------------------------------------------------------------------------
                                                                                                             2,069

38                      SEE NOTES TO THE FINANCIAL STATEMENTS.

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                        STATEMENT OF INVESTMENTS (CONTINUED)
                        SMALL CAP GROWTH FUND
                        JUNE 30, 2004

                                                                                   NUMBER OF              MARKET
                                                                                    SHARES                 (000)
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCK            ENTERTAINMENT & RECREATION 1.87%
(CONTINUED)             Argosy Gaming Co.*                                             1,800                $   68
                        Hollywood Entertainment Corp.*                                 7,100                    95
                        LeapFrog Enterprises*                                          2,900                    58
                        Marvel Enterprises, Inc.*                                      7,700                   150
                        Multimedia Games, Inc.*                                        8,400                   225
                        Netflix.com, Inc.*                                             6,200                   223
                        Scientific Games Corp.*                                       13,100                   251
                        -------------------------------------------------------------------------------------------------
                                                                                                             1,070
                        FIXTURES & FURNITURE 0.42%
                        Select Comfort Corp.*                                          8,400                   239

                        FOOD & BEVERAGE 1.71%
                        CEC Entertainment, Inc.*                                       1,500                    44
                        Chicago Pizza & Brewery, Inc.*                                 3,500                    53
                        P.F. Chang's China Bistro, Inc.*                               2,100                    86
                        Panera Bread Co.*                                             11,200                   402
                        RARE Hospitality International, Inc.*                          9,600                   239
                        Red Robin Gourmet Burgers, Inc.*                               3,900                   107
                        United Natural Foods, Inc.*                                    1,700                    49
                        -------------------------------------------------------------------------------------------------
                                                                                                               980
                        HEALTH CARE & MEDICAL SERVICES 7.46%
                        Abaxis, Inc.*                                                  7,000                   133
                        EPIX Medical, Inc.*                                           12,900                   272
                        Inveresk Research Group*                                      17,400                   537
                        Accredo Health, Inc.*                                         10,000                   390
                        Align Technology, Inc.*                                       10,600                   201
                        Alliance Imaging, Inc.*                                       11,100                    51
                        Beverly Enterprises, Inc.*                                    19,200                   165
                        Bioject Medical Technologies, Inc.*                            9,200                    18
                        CardioDynamics International Corp.*                           17,800                    90
                        CryoLife, Inc.*                                               30,700                   162
                        CTI Molecular Imaging, Inc.*                                   8,500                   121
                        Cyberonics*                                                    4,500                   150
                        Henry Schein, Inc.*                                              900                    57
                        Hologic, Inc.*                                                16,100                   374
                        Integra Lifesciences Holdings Corp.*                           4,000                   141
                        LifePoint Hospitals, Inc.*                                     1,600                    60
                        Mentor Corp.                                                   3,300                   113
                        Odyssey Healthcare, Inc.*                                      2,000                    38
                        Orthodontic Centers of America, Inc.*                          6,900                    57
                        Orthologic Corp.*                                             28,100                   244
                        PSS World Medical, Inc.*                                       2,100                    24
                        SonoSite, Inc.*                                                8,300                   198
                        TLC Vision Corp.*                                             12,860                   150
                        Transgenomic, Inc.*                                           14,700                    20
                        VISX, Inc.*                                                   13,100                   350
                        Wright Medical Group*                                          4,367                   155
                        -------------------------------------------------------------------------------------------------
                                                                                                             4,271
                        INSURANCE 0.22%
                        Platinum Underwriters Holdings Ltd.                            2,700                    82
                        Selective Insurance Group, Inc.                                  800                    32
                        WellCare Group, Inc.*                                            700                    12
                        -------------------------------------------------------------------------------------------------
                                                                                                               126

                        SEE NOTES TO THE FINANCIAL STATEMENTS.                39

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                        STATEMENT OF INVESTMENTS (CONTINUED)
                        SMALL CAP GROWTH FUND
                        JUNE 30, 2004

                                                                                   NUMBER OF              MARKET
                                                                                    SHARES                 (000)
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCK            MANUFACTURING (DIVERSIFIED) 0.61%
(CONTINUED)             Actuant Corp.*                                                 1,700                $   66
                        Flowserve Corp.*                                              11,300                   282
                        -------------------------------------------------------------------------------------------------
                                                                                                               348
                        MEDIA & MEDIA SERVICES 3.51%
                        aQuantive, Inc.*                                              24,700                   244
                        Catalina Marketing Corp.*                                      4,000                    73
                        Cumulus Media, Inc.*                                          12,170                   205
                        Gray Television, Inc.                                          8,200                   114
                        Insight Communications, Inc.*                                  2,264                    21
                        Lions Gate Entertainment Corp.*                               36,400                   254
                        Macrovision Corp.*                                            11,200                   280
                        Playboy Enterprises, Inc. - B*                                19,070                   221
                        Sinclair Broadcast Group - A                                  11,900                   122
                        Spanish Broadcasting System, Inc. - A*                        30,300                   282
                        TiVo, Inc.*                                                   27,700                   196
                        -------------------------------------------------------------------------------------------------
                                                                                                             2,012
                        METALS & MINING 0.59%
                        Massey Energy Co.                                              6,500                   183
                        Steel Dynamics, Inc.*                                          5,300                   152
                        -------------------------------------------------------------------------------------------------
                                                                                                               335
                        OTHER 0.25%
                        MidCap SPDR Trust                                              1,300                   144

                        PAPER & FOREST PRODUCTS 0.31%
                        Pope & Talbot, Inc.                                            8,900                   176

                        RETAIL & APPAREL 6.80%
                        America's Car-Mart, Inc.*                                     13,300                   399
                        Carter Holdings*                                               5,500                   160
                        Christopher & Banks Corp.                                     10,600                   188
                        Coldwater Creek, Inc.*                                         3,100                    82
                        Cost Plus, Inc.*                                               5,300                   172
                        CSK Auto Corp.*                                               13,600                   233
                        Dick's Sporting Goods, Inc.*                                   4,100                   137
                        GameStop Corp.*                                                4,300                    65
                        Hibbett Sporting Goods, Inc.*                                  5,550                   152
                        Hot Topic, Inc.*                                              18,050                   370
                        Kenneth Cole Productions, Inc.                                 6,700                   230
                        Linens 'n Things, Inc.*                                        5,900                   173
                        Phillips-Van Heusen Corp.                                     10,200                   196
                        Pier 1 Imports, Inc.                                           4,600                    81
                        Quiksilver, Inc.*                                             13,700                   326
                        Reebok International Ltd.                                      2,500                    90
                        Too, Inc.*                                                    15,500                   259
                        Tuesday Morning Corp.*                                         6,500                   189
                        West Marine, Inc.*                                             6,300                   169
                        Yankee Candle Co. (The)*                                       7,600                   222
                        -------------------------------------------------------------------------------------------------
                                                                                                             3,893
                        SCIENTIFIC & TECHNICAL INSTRUMENTS 1.49%
                        Bruker BioSciences Corp.*                                     13,800                    67
                        Cognex Corp.                                                   8,900                   342
                        Gen Probe, Inc.*                                               4,600                   218
                        PerkinElmer, Inc.                                             11,300                   226
                        -------------------------------------------------------------------------------------------------
                                                                                                               853

40                      SEE NOTES TO THE FINANCIAL STATEMENTS.

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                        STATEMENT OF INVESTMENTS (CONCLUDED)
                        SMALL CAP GROWTH FUND
                        JUNE 30, 2004

                                                                                   NUMBER OF              MARKET
                                                                                    SHARES                 (000)
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCK            TRANSPORTATION 0.85%
(CONCLUDED)             Atlantic Coast Airlines Holdings, Inc.*                       27,703                $  159
                        ExpressJet Holdings, Inc.*                                     4,300                    52
                        Laidlaw International, Inc.*                                   8,060                   104
                        Werner Enterprises, Inc.                                       8,000                   169
                        -------------------------------------------------------------------------------------------------
                                                                                                               484

                        TOTAL COMMON STOCK 98.35%                                                           56,315
                        (Cost $50,591)
-------------------------------------------------------------------------------------------------------------------------


                                                                                               PRINCIPAL
                                                                                   MATURITY     AMOUNT        MARKET
                                                                         RATE        DATE        (000)        (000)
-------------------------------------------------------------------------------------------------------------------------

SHORT-TERM              Federal Home Loan Bank
INVESTMENT              Discount Note                                    1.20%     07/01/04      $ 300         $  300
                        -------------------------------------------------------------------------------------------------
                        TOTAL SHORT-TERM INVESTMENT 0.52%                                                         300
                        (Cost $300)
                        -------------------------------------------------------------------------------------------------

                        TOTAL INVESTMENTS 98.87%                                                               56,615
                        (Cost $50,891)
                        CASH AND OTHER ASSETS IN
                        EXCESS OF LIABILITIES 1.13%                                                               647
                        -------------------------------------------------------------------------------------------------

                        NET ASSETS 100.00%                                                                    $57,262
                        -------------------------------------------------------------------------------------------------

                        ADR American Depository Receipts

                        *  Non-income producing during the six
                           months ended June 30, 2004 as this
                           security did not pay dividends.












                        SEE NOTES TO THE FINANCIAL STATEMENTS.                41

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)
Cash & Other Net Assets 2.0%
Asia 6.8%
Europe 67.6%
Pacific 23.2%
South America 0.4%
  {PIE CHART]

                        STATEMENT OF INVESTMENTS
                        INTERNATIONAL EQUITY FUND
                        JUNE 30, 2004


                                                                                   NUMBER OF              MARKET
                                                                                    SHARES                 (000)
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCK            BELGIUM 0.47%
                        Belgacom S.A. (Telecommunications)*                            5,679                $  173

                        BRAZIL 0.42%
                        Petroleo Brasileiro S.A. (ADR) (Oil & Gas)                     5,580                   157

                        FINLAND 0.32%
                        Nokia (Telecommunications)                                     8,243                   120

                        FRANCE 11.67%
                        Accor S.A. (Hotels)                                           13,015                   552
                        Carrefour S.A. (Retail)                                       13,971                   682
                        France Telecom S.A. (Telecommunications)                      15,482                   407
                        Lafarge (Construction Materials)                               6,350                   570
                        Lagardere S.C.A. (Media)                                       8,862                   557
                        L'Oreal S.A. (Personal Products)                               3,211                   258
                        Pernod-Ricard S.A. (Beverages)                                 1,494                   192
                        Pin-Printemps Redoute S.A. (Retail)                            3,457                   357
                        Total Fina Elf S.A. - B (Oil & Gas)                            2,349                   451
                        Vivendi Universal (Media)                                     10,974                   307
                        -------------------------------------------------------------------------------------------------
                                                                                                             4,333
                        GERMANY 10.34%
                        Adidas-Salomon AG (Textiles & Apparel)                         3,822                   460
                        Bayer Hypo Vereins (Banks)*                                   20,658                   372
                        Bayerische Motoren Werke AG (Automobiles)                     31,515                   918
                        DaimlerChrysler AG (Automobiles)                              24,303                 1,142
                        Deutsche Boerse AG (Financial)                                 3,003                   154
                        Deutsche Telekom (Telecommunications)*                        15,141                   268
                        Schering AG (Pharmaceuticals)                                  8,862                   524
                        -------------------------------------------------------------------------------------------------
                                                                                                             3,838
                        HONG KONG 1.99%
                        China Mobile Ltd. (Telecommunications)                       151,500                   460
                        Swire Pacific Ltd. (Financial)                                43,000                   280
                        -------------------------------------------------------------------------------------------------
                                                                                                               740
                        ITALY 9.85%
                        Banca Intesa S.p.A. (Banks)                                  195,755                   768
                        ENI S.p.A. (Oil & Gas)                                        46,876                   938
                        Fiat S.p.A. (Automobiles)*                                    67,522                   568
                        Mediaset S.p.A. (Media)                                       65,932                   755
                        Telecom Italia (Telecommunications)                          201,203                   628
                        -------------------------------------------------------------------------------------------------
                                                                                                             3,657
                        JAPAN 23.15%
                        Bridgestone Corp. (Automotive)                                36,000                   679
                        Canon, Inc. (Electronics)                                      7,000                   372
                        Denso Corp. (Auto Components)                                 17,600                   411
                        Itochu Corp. (Trading Companies)                              47,000                   212
                        Matsushita Electric Industries Co. (Household                 24,000                   343
                        Durables)
                        Millea Holdings, Inc. (Insurance)                                 46                   687
                        Misawa Homes Holdings (Household Durables)*                   10,000                    31
                        Mitsubishi Estate (Real Estate)                               58,000                   724
                        Mitsubishi Tokyo Financial (Financial)                            89                   829
                        Nomura Holdings, Inc. (Financial)                             38,000                   566
                        Orix Corp. (Financial)                                         7,100                   816

42                      SEE NOTES TO THE FINANCIAL STATEMENTS.

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                        STATEMENT OF INVESTMENTS (CONTINUED)
                        INTERNATIONAL EQUITY FUND
                        JUNE 30, 2004

                                                                                   NUMBER OF              MARKET
                                                                                    SHARES                 (000)
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCK            Ricoh Co. Ltd. (Electronics)                                  28,000                $  598
(CONTINUED)             Secom Co. (Industrials)                                        9,000                   384
                        Shin-Etsu Chemical Co. Ltd. (Chemicals)                        8,000                   288
                        T&D Holdings, Inc. (Insurance)                                 4,400                   219
                        TDK Corp. (Electronics)                                        7,500                   572
                        Toray Industries, Inc. (Chemicals)                            81,000                   383
                        UFJ Holdings (Financial)                                         108                   483
                        -------------------------------------------------------------------------------------------------
                                                                                                             8,597
                        KOREA 2.32%
                        Kookmin Bank (ADR) (Financial)                                 8,949                   281
                        Samsung Electronics Co., Ltd. (ADR) (Electronics)^             1,946                   400
                        SK Telecom Co., Ltd. (ADR) (Telecommunications)                8,682                   182
                        -------------------------------------------------------------------------------------------------
                                                                                                               863
                        MALAYSIA 0.54%
                        Commerce Asset Holdings (Financial)                          156,800                   201

                        NETHERLANDS 1.96%
                        Unilver N.V. (Food Products)                                   3,329                   228
                        VNU N.V. (Media)                                              17,132                   500
                        -------------------------------------------------------------------------------------------------
                                                                                                               728
                        PORTUGAL 2.95%
                        BCO Com Portuguese (Banks)                                    80,726                   189
                        Brisa Auto Estrada (Industrials)                              13,408                    97
                        Elec De Portugal (Utilities)                                  69,920                   196
                        Portugal Telecom S.A. (Telecommunications)                    49,672                   538
                        Sonae SGPS S.A. (Industrials)                                 69,049                    76
                        -------------------------------------------------------------------------------------------------
                                                                                                             1,096
                        SINGAPORE 1.93%
                        DBS Group Holdings Ltd. (Financial)                           53,000                   445
                        United Overseas Bank Ltd. (Financial)                         35,000                   273
                        -------------------------------------------------------------------------------------------------
                                                                                                               718
                        SPAIN 5.98%
                        Acerinox S.A. (Metals & Mining)                                3,346                   191
                        Altadis S.A. (Tobacco)                                        17,732                   548
                        Iberdrola S.A. (Utilities)                                    26,200                   554
                        Repsol YPF S.A. (Oil & Gas)                                   24,723                   542
                        Telefonica S.A. (Telecommunications)                          25,840                   385
                        -------------------------------------------------------------------------------------------------
                                                                                                             2,220
                        SWEDEN 2.70%
                        L.M. Ericsson Telephone Co. - B (Communications)*            205,822                   616
                        Skandia Forsakring (Insurance)                                92,223                   385
                        -------------------------------------------------------------------------------------------------
                                                                                                             1,001
                        SWITZERLAND 5.69%
                        Credit Suisse Group (Financial)*                              17,462                   624
                        Nestle S.A. (Food Products)                                    2,682                   717
                        Richemont (Cie Fin) (Specialty Retail)                        14,475                   380
                        Roche Holding AG (Pharmaceuticals)                             3,955                   393
                        -------------------------------------------------------------------------------------------------
                                                                                                             2,114
                        UNITED KINGDOM 15.67%
                        AstraZenca PLC (Pharmaceuticals)                               7,444                   335
                        BAE Systems PLC (Aerospace)                                   47,782                   191
                        British Airways (Airlines)*                                   73,449                   371
                        British Sky Broadcast (Media)*                                68,097                   770
                        Compass Group (Hotels)                                        86,922                   533
                        Diageo (Beverages)                                            27,066                   366
                        HSBC Holdings PLC (Financial)                                 23,895                   356
                        Imperial Tobacco Group PLC (Tobacco)                          18,086                   391

                        SEE NOTES TO THE FINANCIAL STATEMENTS.                43

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

                        STATEMENT OF INVESTMENTS (CONCLUDED)
                        INTERNATIONAL EQUITY FUND
                        JUNE 30, 2004

                                                                                   NUMBER OF              MARKET
                                                                                    SHARES                 (000)
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCK            InterContinental Hotels Group PLC (Hotels)                    21,671                $  230
(CONCLUDED)             Pearson (Media)                                               44,612                   545
                        Reed Elsevier PLC (Media)                                     51,760                   504
                        Rentokil Initial (Industrials)                                78,022                   205
                        Rolls-Royce Group (Automobiles)                               80,904                   371
                        Vodafone Group PLC (Telecommunications)                      295,176                   649
                        -------------------------------------------------------------------------------------------------
                                                                                                             5,817

                        TOTAL COMMON STOCK 97.95%                                                           36,373
                        (Cost $32,424)
                        -------------------------------------------------------------------------------------------------

                                                                                            PRINCIPAL
                                                                                MATURITY      AMOUNT           MARKET
                                                                       RATE       DATE         (000)            (000)
-------------------------------------------------------------------------------------------------------------------------

SHORT-TERM              State Street Bank - Repurchase Agreement
INVESTMENT              dated 06/30/04 (secured by $696,
                        US Treasury Bond, 7.875%, 02/15/21)            0.40%    07/01/04       $ 678           $  678
                        -------------------------------------------------------------------------------------------------

                        TOTAL SHORT-TERM INVESTMENT 1.83%                                                         678
                        (Cost $678)
                        -------------------------------------------------------------------------------------------------

                        TOTAL INVESTMENTS 99.78%                                                               37,051
                        (Cost $33,102)

                        FOREIGN CURRENCY 0.13%                                                                     47
                        (Various Denominations)
                        (Cost $55)

                        CASH AND OTHER ASSETS IN
                        EXCESS OF LIABILITIES 0.09%                                                                33
                        -------------------------------------------------------------------------------------------------

                        NET ASSETS 100.00%                                                                    $37,131
                        -------------------------------------------------------------------------------------------------

                        ADR American Depository Receipts

                        *     Non-income producing during the six months ended
                              June 30, 2004 as this security did not pay dividends.

                        ^     Securities exempt from registration under Rule
                              144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration to qualified institutional buyers. At June 30, 2004, these securities amounted to $400.

44                      SEE NOTES TO THE FINANCIAL STATEMENTS.

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)
Cash & Other Net Assets 10.6%
Foreign Corporate Security 1.4%
U.S Government & Agency Obligations 44.9%
Repurchase Agreements 43.1%
       [PIE CHART]

                        STATEMENT OF INVESTMENTS
                        SHORT-TERM INVESTMENT FUND
                        JUNE 30, 2004
                                                                                                   PRINCIPAL
                                                                                 MATURITY            AMOUNT       MARKET
                                                                       RATE        DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
FOREIGN CORPORATE       Bayerische Landesbank                          4.13%     01/14/05         $        50    $     50
                        --------------------------------------------------------------------------------------------------
SECURITY
                        TOTAL FOREIGN CORPORATE SECURITY 1.44%                                                         50
                        (Cost $51)

--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT         Federal Home Loan Bank                         1.25%     07/01/04                 100         100
AND AGENCY                                                             1.36%     09/01/04                 100         100
OBLIGATIONS                                                            6.26%     09/24/04                  25          25

                        Federal Home Loan Mortgage Corp.               1.44%     07/08/04                  93          93
                                                                       1.44%     07/13/04                  50          50
                                                                       1.27%     07/15/04                 140         140
                                                                       1.44%     07/19/04                 100         100
                                                                       1.44%     07/20/04                 108         108
                                                                       1.44%     07/27/04                 150         150
                                                                       1.44%     07/30/04                  88          88
                                                                       1.44%     08/04/04                 100         100
                                                                       1.28%     08/12/04                 100         100
                                                                       1.36%     08/23/04                 100         100

                        Federal National Mortgage Association          1.26%     07/07/04                 141         141
                                                                       1.44%     07/09/04                  23          23
                                                                       1.44%     08/05/04                  50          50
                                                                       1.45%     09/17/04                  95          94
                        --------------------------------------------------------------------------------------------------

                        TOTAL U.S.GOVERNMENT AND
                        AGENCY OBLIGATIONS 44.87%                                                                   1,562
                        (Cost $1,563)

--------------------------------------------------------------------------------------------------------------------------
REPURCHASE              Lehman Brothers - Repurchase Agreement
AGREEMENTS              dated 06/30/04 (secured by $765,
                        Tennessee Valley Authority STRIP,
                        6.23%, 11/01/25)                               1.40%     07/01/04         $       750    $    750

                        Merrill Lynch - Repurchase Agreement dated
                        06/30/04 (secured by $765, Resolution
                        Funding STRIP,
                        5.75%, 07/15/20)                               1.40%     07/01/04                 750         750
                        --------------------------------------------------------------------------------------------------

                        TOTAL REPURCHASE AGREEMENTS 43.09%                                                          1,500
                        (Cost $1,500)
                        TOTAL INVESTMENTS 89.40%                                                                    3,112
                        (Cost $3,114)
                        CASH AND OTHER ASSETS IN
                        EXCESS OF LIABILITIES 10.60%                                                                  369
                        --------------------------------------------------------------------------------------------------

                        NET ASSETS 100.00%                                                                        $ 3,481
                        --------------------------------------------------------------------------------------------------

                        SEE NOTES TO THE FINANCIAL STATEMENTS.                45

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2004
                                                                            SOCIALLY        SMALL CAP    INTERNATIONAL  SHORT-TERM
                                   EQUITY       BALANCED        INCOME     RESPONSIBLE       GROWTH         EQUITY      INVESTMENT
                                    FUND          FUND           FUND          FUND           FUND           FUND          FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash                           $    126,016   $         --   $    502,118  $        221   $    615,603   $        958  $    647,641
Investments at market value*    524,958,122    266,924,331    147,976,595    76,866,068     56,614,995     37,051,661     3,112,325
Foreign currency at value*               --             --          4,083            --             --         46,616            --
Forward currency contracts               --             --        183,539            --             --          1,552            --
Dividends and interest
receivable                          621,727             --      1,124,732       106,031         10,853         39,802         1,328
Receivable-foreign taxes                 --             --          2,384            --             50         46,398           375
Receivable-fund shares sold          60,007         53,548         49,345        23,650         35,379        215,435         2,517
Receivable-investments sold              --             --      9,010,180       461,926        425,571        219,103            --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                    525,765,872    266,977,879    158,852,976    77,457,896     57,702,451     37,621,525     3,764,186
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Forward currency contracts               --             --        363,440            --             --          1,660            --
Payable-fund shares redeemed         58,860         21,534          4,056        39,014         28,145          5,816       134,813
Payable-investments purchased       750,537             --     30,788,566     1,218,044        310,604        402,282       144,782
Payable-foreign taxes                 2,990             --             --            --             68             --            --
Payable-advisory and related
fees                                392,723             --         96,838        74,914         77,210         40,733            --
Accrued expenses                    181,710         66,011         47,907        34,044         24,576         40,306         3,538
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                 1,386,820         87,545     31,300,807     1,366,016        440,603        490,797       283,133
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                     $524,379,052   $266,890,334   $127,552,169  $ 76,091,880   $ 57,261,848   $ 37,130,728  $  3,481,053
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Par Value of Common Shares       26,009,836      1,541,126      1,038,955            --             --             --        34,313
Paid in Surplus                 560,505,163    276,709,104    122,233,151    69,678,782     74,167,192     46,890,764     3,430,637
Accumulated undistributed
net investment income (loss)      2,575,934         (3,854)     2,830,697       442,949       (432,284)        55,264        17,270
Accumulated undistributed
net realized gain (loss)
from investments and
foreign currency transactions  (104,934,679)   (13,492,278)       270,149    (3,092,359)   (22,196,565)   (13,762,257)           25
Net unrealized appreciation
(depreciation) on investments
and translation of assets and
liabilities in foreign           40,222,798      2,136,236      1,179,217     9,062,508      5,723,505      3,946,957        (1,192)
currency
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                     $524,379,052   $266,890,334   $127,552,169  $ 76,091,880   $ 57,261,848   $ 37,130,728  $  3,481,053
------------------------------------------------------------------------------------------------------------------------------------

Number of shares outstanding:
(Authorized 50,000,000
shares each)                     26,009,835     15,411,257     10,389,557     5,311,100      4,815,659      3,336,066       343,131
Par Value                      $       1.00   $       0.10   $       0.10  $       0.10   $         --   $         --  $       0.10
------------------------------------------------------------------------------------------------------------------------------------


NET ASSET VALUE
PER SHARE                      $      20.16   $      17.32   $      12.28  $      14.33   $      11.89   $      11.13  $      10.14
------------------------------------------------------------------------------------------------------------------------------------

* Cost of Securities:
   Investments                 $484,735,324   $264,788,095   $146,617,868  $ 67,803,560   $ 50,891,490   $ 33,101,747  $  3,113,517
   Foreign Currency                      --             --   $      4,036            --             --   $     55,097            --

46                      SEE NOTES TO THE FINANCIAL STATEMENTS.

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2004
                                                                               SOCIALLY     SMALL CAP    INTERNATIONAL   SHORT-TERM
                                     EQUITY      BALANCED        INCOME      RESPONSIBLE      GROWTH        EQUITY       INVESTMENT
                                      FUND         FUND           FUND           FUND          FUND          FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                        $  4,704,496  $         --   $      7,918   $    798,279  $     36,724  $    502,200  $         --
Interest                               10,948            --      2,527,271          3,329         2,024         1,078        17,657
Other Income                            1,876           239          6,001             --            --            --           464
------------------------------------------------------------------------------------------------------------------------------------
                                    4,717,320           239      2,541,190        801,608        38,748       503,278        18,121
Foreign taxes withheld                (10,158)           --           (809)            --           (88)      (71,016)           --
------------------------------------------------------------------------------------------------------------------------------------
Total investment income             4,707,162           239      2,540,381        801,608        38,660       432,262        18,121
EXPENSES:
Advisory fees                       1,050,435            --        255,755        263,000       338,441       154,551         2,177
Administrative and
support fees                        1,104,202            --        270,223        158,453       123,371        76,651         6,809
Professional fees                      47,090        25,165         20,443         12,132         8,515        11,126         7,126
Fund pricing fees                      48,923         1,975         17,057          5,924        16,873        12,448         1,102
Custodian fees                         99,328         4,009         34,631         12,027        34,257        25,272         2,238
Transfer agent fees                    13,382            24             24             24            24            24            24
Shareholder reports                    16,296         2,717            379          2,173         2,173         1,358            --
Trustees' fees and expenses            20,759        11,107          5,318          2,573         1,718         1,201           215
Insurance                              20,488        10,811          5,263          2,785         2,069         1,308            --
Other Fees                                900           200             --             --            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                      2,421,803        56,008        609,093        459,091       527,441       283,939        19,691
------------------------------------------------------------------------------------------------------------------------------------

Less advisory and related
fees waived                           (94,011)           --        (15,906)       (74,124)      (53,730)       (8,968)       (6,809)
Less expenses paid by
Horace Mann Investors, Inc.                --            --             --             --            --            --        (9,303)
Less earnings credits on
cash balances                             (53)           --         (3,313)            (2)       (2,767)           (1)       (1,696)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                        2,327,739        56,008        589,874        384,965       470,944       274,970         1,883
------------------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT
INCOME (LOSS)                       2,379,423       (55,769)     1,950,507        416,643      (432,284)      157,292        16,238
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS):
Realized gain (loss) from:
Investments                        13,074,434      (583,242)       648,118      2,379,723     4,097,706     1,946,875            23
Foreign currency transactions              --            --       (380,532)            --            --        (3,313)           --
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
investments and foreign
currency transactions              13,074,434      (583,242)       267,586      2,379,723     4,097,706     1,943,562            23
Change in unrealized appreciation
(depreciation) on:
Investments                        (1,171,141)    5,363,406     (2,733,953)        51,192    (3,307,138)   (1,286,384)       (1,744)
Translation of assets and
liabilities in foreign
currencies                                 --            --        674,639             --            --       (11,457)           --
NET REALIZED AND UNREALIZED
GAIN (LOSS) FROM INVESTMENTS
AND FOREIGN CURRENCY
TRANSACTIONS                       11,903,293     4,780,164     (1,791,728)     2,430,915       790,568       645,721        (1,721)
------------------------------------------------------------------------------------------------------------------------------------

NET INCREASE
IN NET ASSETS
FROM OPERATIONS                  $ 14,282,716  $  4,724,395   $    158,779   $  2,847,558  $    358,284  $    803,013  $     14,517
------------------------------------------------------------------------------------------------------------------------------------

                        SEE NOTES TO THE FINANCIAL STATEMENTS.                47

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED JUNE 30, 2004 AND DECEMBER 31, 2003

                                                EQUITY FUND                 BALANCED FUND                  INCOME FUND
                                            2004          2003            2004          2003            2004          2003
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS:
Net investment income (loss)           $  2,379,423   $  5,728,445   $    (55,769) $   5,320,763   $  1,950,507   $  5,056,901
Affiliated mutual fund capital
gain distributions                               --             --             --      4,771,145             --             --
Net realized short-term gain (loss)
on investments and foreign
currency transactions                     4,378,843      6,376,545             --             --       (460,239)       125,082
Net realized long-term gain (loss)
on investments and foreign
currency transactions                     8,695,591    (12,576,409)      (583,242)    (4,155,136)       727,825      5,482,136
Net unrealized appreciation
(depreciation) on investments and
translation of assets and liabilities
in foreign currency                      (1,171,141)   119,251,450      5,363,406     38,975,846     (2,059,314)    (2,351,369)
------------------------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS
FROM OPERATIONS                          14,282,716    118,780,031      4,724,395     44,912,618        158,779      8,312,750
------------------------------------------------------------------------------------------------------------------------------
FROM DISTRIBUTION
TO SHAREHOLDERS:
Net investment income                            --     (5,823,130)            --     (5,265,159)            --     (3,078,159)
Tax return of capital                            --             --             --             --             --             --
Net realized short-term gain (loss)
from investments and foreign
currency transactions                            --             --             --             --             --             --
Net realized long-term gain (loss)
from investments and foreign
currency transactions                            --             --             --             --             --     (7,003,640)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS              --     (5,823,130)            --     (5,265,159)            --    (10,081,799)
------------------------------------------------------------------------------------------------------------------------------
FROM FUND SHARE
TRANSACTIONS:
Proceeds from shares sold                13,687,897     24,909,770      8,174,886     16,610,931      8,434,855     21,827,189
Net asset value of shares issued
in reinvestment of dividends and
capital gain distributions                       --      5,782,070             --      5,265,159             --      5,124,224
------------------------------------------------------------------------------------------------------------------------------
                                         13,687,897     30,691,840      8,174,886     21,876,090      8,434,855     26,951,413
Cost of shares redeemed                 (35,102,233)   (61,697,185)   (16,270,347)   (31,824,332)    (6,189,276)   (14,970,027)
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
ASSETS
FROM FUND SHARE TRANSACTIONS            (21,414,336)   (31,005,345)    (8,095,461)    (9,948,242)     2,245,579     11,981,386
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE)
IN NET ASSETS                            (7,131,620)    81,951,556     (3,371,066)    29,699,217      2,404,358     10,212,337
NET ASSETS:
BEGINNING OF PERIOD                     531,510,672    449,559,116    270,261,400    240,562,183    125,147,811    114,935,474
------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                          $524,379,052   $531,510,672   $266,890,334   $270,261,400   $127,552,169   $125,147,811
------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment
income (loss)                          $  2,575,934   $    196,511   $     (3,854)  $     51,915   $  2,830,697   $    880,190
------------------------------------------------------------------------------------------------------------------------------

48                      SEE NOTES TO THE FINANCIAL STATEMENTS.

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

           SOCIALLY                     SMALL CAP                   INTERNATIONAL                     SHORT-TERM
       RESPONSIBLE FUND                GROWTH FUND                   EQUITY FUND                    INVESTMENT FUND
     2004           2003           2004           2003           2004           2003             2004            2003
---------------------------------------------------------------------------------------------------------------------



$    416,643   $    883,885   $   (432,284)  $   (664,711)  $    157,292   $    170,157   $     16,238   $     43,990

          --             --             --             --             --             --             --             --


     413,524        422,335      2,555,694      6,884,106      1,332,421        563,793             23             91


   1,966,199     (2,533,393)     1,542,012        273,000        611,141        119,309             --             --



      51,192     17,681,431     (3,307,138)    14,170,658     (1,297,841)     7,911,824         (1,744)        (5,484)
---------------------------------------------------------------------------------------------------------------------


   2,847,558     16,454,258        358,284     20,663,053        803,013      8,765,083         14,517         38,597
---------------------------------------------------------------------------------------------------------------------



          --       (901,526)            --             --             --       (274,777)            --        (43,891)
          --             --             --             --             --             --             --             --


          --             --             --             --             --             --             --             --


          --             --             --             --             --             --             --            (93)
---------------------------------------------------------------------------------------------------------------------

          --       (901,526)            --             --             --       (274,777)            --        (43,984)
---------------------------------------------------------------------------------------------------------------------



   4,461,317      8,095,089      5,694,344      9,018,510     18,801,398     28,817,803     14,574,132     50,672,336


          --        901,526             --             --             --        274,777             --         43,984
---------------------------------------------------------------------------------------------------------------------
   4,461,317      8,996,615      5,694,344      9,018,510     18,801,398     29,092,580     14,574,132     50,716,320
  (5,181,833)    (9,544,207)    (5,983,909)    (7,256,586)   (18,215,066)   (28,127,633)   (15,950,240)   (50,051,619)
---------------------------------------------------------------------------------------------------------------------


    (720,516)      (547,592)      (289,565)     1,761,924        586,332        964,947     (1,376,108)       664,701
---------------------------------------------------------------------------------------------------------------------


   2,127,042     15,005,140         68,719     22,424,977      1,389,345      9,455,253     (1,361,591)       659,314

  73,964,838     58,959,698     57,193,129     34,768,152     35,741,383     26,286,130      4,842,644      4,183,330
---------------------------------------------------------------------------------------------------------------------
$ 76,091,880   $ 73,964,838   $ 57,261,848   $ 57,193,129   $ 37,130,728   $ 35,741,383   $  3,481,053   $  4,842,644
---------------------------------------------------------------------------------------------------------------------

$    442,949   $     26,306   $   (432,284)  $         --   $     55,264   $   (102,028)  $     17,270   $      1,032
---------------------------------------------------------------------------------------------------------------------

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

NOTES TO THE FINANCIAL STATEMENTS

JUNE 30, 2004

1. BUSINESS ORGANIZATION -- The Horace Mann Mutual Funds (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, which offers units of beneficial ownership (shares) in seven separate investment portfolios: Equity Fund, Balanced Fund, Income Fund, Socially Responsible Fund, Small Cap Growth Fund, International Equity Fund and Short-Term Investment Fund. These funds collectively are referred to as the "Funds." Shares are presently offered to Horace Mann Life Insurance Company (HMLIC) Separate Account and the HMLIC 401(k) Separate Account. The Equity Fund shares also may be purchased under the dividend reinvestment plans by certain shareholders.

        FUND INVESTMENT OBJECTIVES:
        A. EQUITY FUND -- primary, long-term capital growth; secondary, conservation of principal and production of income.

        B. BALANCED FUND -- realization of high long-term total rate of return consistent with prudent investment risks.

        C. INCOME FUND -- long-term total rate of return in excess of the U.S. bond market over a full market cycle.

        D. SOCIALLY RESPONSIBLE FUND -- long-term growth of capital, current income and growth of income through investing primarily in equity securities of issuers that meet certain socially responsible criteria.

        E. SMALL CAP GROWTH FUND -- long-term capital appreciation through investing primarily in equity securities of small cap companies with earnings growth potential.

        F. INTERNATIONAL EQUITY FUND -- long-term growth of capital through diversified holdings of marketable foreign equity investments.

        G.SHORT-TERM INVESTMENT FUND -- primary, realize maximum current income to the extent consistent with liquidity; secondary, preservation of principal.

2. SIGNIFICANT ACCOUNTING POLICIES:
        A. SECURITY VALUATION -- A security listed or traded on a U.S. stock exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on that exchange. Securities quoted on the National Association of Securities Dealers Automatic Quotation (NASDAQ) System are valued at the NASDAQ official closing price. Securities traded over-the-counter (other than on NASDAQ) in the United States are valued at the last current sale price. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any unamortized premium or discount. Foreign securities are converted to United States dollars using exchange rates at the close of the New York Stock Exchange. Securities not valued at cost or by the Board of Trustees or its delegate are valued using a quotation from an independent pricing service. In the event market quotations are not readily available, securities would be valued at fair value as determined in good faith by the Board of Trustees or its delegate. Investments in funds within the Balanced Fund are valued at their net asset value as reported by the underlying funds.

        B. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as they become available. Interest income including level yield, premium and discount amortization is accrued daily. Securities gains and losses are determined on the basis of identified cost.

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2004

           The Income Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Income Fund would generally purchase securities on a when-issued, delayed-delivery or forward commitment basis with the intention of acquiring the securities, the Income Fund may dispose of such securities prior to settlement if a subadviser deems it appropriate to do so. The Income Fund may dispose of or negotiate a when-issued or forward commitment after entering into these transactions. Such transactions are generally considered to be derivative transactions. The Income Fund will normally realize a capital gain or loss in connection with these transactions. When the Income Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Income Fund's subadvisers will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the Income Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the subadvisers will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Income Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions.

        C. FEDERAL INCOME TAXES -- It is the Funds' policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. No provision has been made for federal income or excise taxes. Dividends and distributions payable to shareholders are recorded by the Funds on the record date. Net investment income for federal income tax purposes includes paydown gains and losses on mortgage backed securities and gains and losses realized on foreign currency transactions. These gains and losses are classified as net realized gains and losses for financial reporting purposes.

           The Equity Fund, Balanced Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2003, the Equity Fund and Balanced Fund had an accumulated capital loss carry forward for tax purposes of $61,825,975 and $6,771,084, respectively, which will expire on December 31, 2008. At December 31, 2003, the Small Cap Growth Fund and International Equity Fund had an accumulated capital loss carry forward for tax purposes of $15,764,336 and $8,383,580, respectively, which will expire on December 31, 2009. At December 31, 2003, the Equity Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund had an accumulated capital loss carry forward for tax purposes of $42,546,430, $9,619,277, $7,076,246 and
           $3,022,103, respectively, which will expire on December 31, 2010. At December 31, 2003 the Equity Fund and Socially Responsible Fund had an accumulated capital loss carry forward for tax purposes of $5,637,907 and $2,218,433, respectively, which will expire on December 31, 2011.

           Net investment income and net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales, the mark to market of foreign currency contracts, the receipt of long-term capital gain dividends from Regulated Investment Companies and the utilization of capital loss carry forwards.

        D. DIVIDENDS AND DISTRIBUTIONS -- Dividends and distributions from net investment income and net realized gains are paid out annually and are recorded on the ex-dividend date.

           Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The Funds will not make distributions from capital gains while capital loss carry forwards remain.

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2004

        E. USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

3. OPERATING POLICIES:
        A. REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by State Street Bank and Trust Company and are designated as being held on each Fund's behalf by its custodian under a book-entry system. Each Fund monitors the adequacy of the collateral on a daily basis and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be creditworthy.

        B. ASSET BACKED SECURITIES -- These securities are secured by installment loans or leases or by revolving lines of credit. They often include credit enhancements that help limit investors' exposure to the underlying credit. These securities are valued on the basis of the timing and certainty of the cash flows compared to investments with similar durations.

        C. COLLATERALIZED MORTGAGE OBLIGATIONS -- Planned Amortization Class
           (PAC) -- These securities have a predetermined schedule for principal repayment coupled with an enhanced degree of cash-flow certainty. A PAC security is a specific class of mortgages which usually carry the most stable cash flows and the lowest amount of prepayment risk. These securities are valued on the basis of the timing and certainty of the cash flows compared to investments with similar durations.

        D. AMERICAN DEPOSITORY RECEIPTS (ADR) -- A certificate issued by an American bank to evidence ownership of original foreign shares. The certificate is transferable and can be traded. The original foreign stock certificate is deposited with a foreign branch or correspondent bank of the issuing American bank.

        E. COMMISSION CREDITS -- Bernstein Investment Research and Management Unit of Alliance Capital Management, L.P., Mellon Equity Associates, LLP and Wellington Management Company, LLP, subadvisers for the Equity Fund, seek the best price and execution on each transaction and negotiate commission rates solely on the execution requirements of each trade. Occasionally, they place, under a directed brokerage arrangement, common stock trades with a broker/dealer who credits to the Fund part of the commissions paid.

        F. EARNINGS CREDITS ON CASH BALANCES -- During the six months ended June 30, 2004, the Funds' custody fees were reduced as a result of credits earned on overnight cash balances.

        G. FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

           o market value of investment securities, other assets and other liabilities at the daily rates of exchange and
           o purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.
           Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.
52

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2004


        H. FORWARD CURRENCY CONTRACTS -- Certain Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of assets and liabilities denominated in foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the differences between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

           At June 30, 2004 the Income Fund and International Equity Fund had the following open forward currency contracts:

                                                                              CURRENT         UNREALIZED
           FOREIGN             LOCAL            DATE          EXPIRATION       VALUE         APPRECIATION
           CURRENCY            DOLLAR          ENTERED           DATE       U.S. DOLLAR     (DEPRECIATION)
           -----------------------------------------------------------------------------------------------
           INCOME FUND

           LONG CONTRACTS:
           Canadian Dollar      333,000        04/21/04        07/28/04     $   248,263      $     3,994
                                  5,552        04/29/04        07/28/04           4,139               97
                                446,274        04/29/04        07/28/04         332,713            7,535

           Euro Currency        788,000        04/15/04        07/23/04         959,414           20,198
                              4,225,265        04/23/04        08/10/04       5,142,835          118,996
                                364,734        05/03/04        07/23/04         444,075            9,677
                                648,511        05/11/04        07/23/04         789,582           23,042
                                                                                             -----------
                                                                                             $   183,539
                                                                                             -----------

           LONG CONTRACTS:
           British Pound        490,824        06/16/04        07/21/04     $   888,182      $    (5,610)

           Euro Currency         95,000        06/04/04        07/23/04         115,665             (805)

           SHORT CONTRACTS:
           British Pound        490,824        04/20/04        07/21/04     $   888,182          (13,876)

           Canadian Dollar      784,826        04/19/04        07/28/04         585,116           (2,900)

           Euro Currency      2,405,623        04/14/04        07/23/04       2,928,921          (68,611)
                              1,659,309        04/22/04        08/10/04       2,019,650          (63,324)
                              1,048,245        04/22/04        08/10/04       1,275,884          (39,165)
                              2,841,195        04/23/04        08/10/04       3,458,197          (77,175)
                              2,282,523        04/23/04        08/10/04       2,778,202          (70,217)
                                207,000        06/10/04        07/23/04         252,029           (1,621)
                                581,764        06/16/04        07/23/04         708,316          (10,722)

           Swedish Krona      5,925,350        04/12/04        07/22/04         786,950           (9,414)
                                                                                             -----------
                                                                                             $  (363,440)
                                                                                             -----------

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2004

                                                                              CURRENT         UNREALIZED
           FOREIGN             LOCAL            DATE          EXPIRATION       VALUE         APPRECIATION
           CURRENCY            DOLLAR          ENTERED           DATE       U.S. DOLLAR     (DEPRECIATION)
           ------------------------------------------------------------------------------------------------
           INTERNATIONAL
           EQUITY FUND

           LONG CONTRACT:
           British Pound         97,332        06/29/04        07/02/04    $   176,453       $       572

           SHORT CONTRACT:
           British Pound        120,575        06/29/04        07/02/04    $   218,591               980
                                                                                             -----------
                                                                                             $     1,552
                                                                                             -----------

           LONG CONTRACTS:
           British Pound         96,612        06/28/04        07/01/04    $   175,148       $    (1,604)
                                 27,956        06/30/04        07/02/04         50,681               (56)
                                                                                             -----------
                                                                                             $    (1,660)
                                                                                             -----------

4. FUND SHARE TRANSACTIONS -- The Trust is an open-end, diversified management investment company registered under the Investment Company Act of 1940. Shares are presently offered to HMLIC Separate Account and the HMLIC 401(k) Separate Account. The Equity Fund shares also may be purchased under the dividend reinvestment plan by certain shareholders.

Transactions in shares for the periods ended June 30, 2004 and December 31, 2003:

                                                         SHARES ISSUED
                                                        TO SHAREHOLDERS
                                                        IN REINVESTMENT
                                                         OF DIVIDENDS        SHARES       NET INCREASE
                                         SHARES SOLD   AND DISTRIBUTIONS    REDEEMED       (DECREASE)
           --------------------------------------------------------------------------------------------
           EQUITY FUND
           06/30/2004                        685,681              --      (1,746,110)      (1,060,429)
           12/31/2003                      1,505,749         298,815      (3,618,918)      (1,814,354)

           BALANCED FUND
           06/30/2004                        474,003              --        (943,325)        (469,322)
           12/31/2003                      1,062,600         311,732      (2,057,988)        (683,656)

           INCOME FUND
           06/30/2004                        683,460              --        (500,860)         182,600
           12/31/2003                      1,708,707         416,943      (1,166,288)         959,362

           SOCIALLY RESPONSIBLE FUND
           06/30/2004                        314,623              --        (365,862)         (51,239)
           12/31/2003                        681,740          66,337        (809,014)         (60,937)

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2004

                                                         SHARES ISSUED
                                                        TO SHAREHOLDERS
                                                        IN REINVESTMENT
                                                       OF DIVIDENDS AND      SHARES        NET INCREASE
                                           SHARES SOLD   DISTRIBUTIONS      REDEEMED        (DECREASE)
           --------------------------------------------------------------------------------------------
           SMALL CAP GROWTH FUND
           06/30/2004                         462,184              --        (490,760)         (28,576)
           12/31/2003                         960,054              --        (796,365)         163,689

           INTERNATIONAL EQUITY FUND
           06/30/2004                       1,680,217              --      (1,621,290)          58,927
           12/31/2003                       2,955,907          25,752      (2,870,370)         111,289

           SHORT-TERM INVESTMENT FUND
           06/30/2004                       1,441,306              --      (1,577,685)        (136,379)
           12/31/2003                       4,984,459           4,355      (4,924,038)          64,776

5. MANAGEMENT AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES:
        A. Horace Mann Educators Corporation (HMEC) is the parent company of Horace Mann Investors, Inc. (Investors) and Horace Mann Service Corporation (HMSC) and indirectly owns HMLIC. Collectively, these companies are referred to as Horace Mann.

           The Trust employs Wilshire Associates Incorporated (the "Adviser") to manage the investment and reinvestment of the assets of the Funds and to continuously review, supervise and administer the Fund's investment programs. The Adviser has entered into agreements with the following subadvisers: Equity Fund -- Bernstein Investment Research and Management Unit of Alliance Capital Management, L.P., Mellon Equity Associates, LLP and Wellington Management Company, LLP; Income Fund -- Western Asset Management Company, Western Asset Management Limited and BlackRock Financial Management, Inc; Socially Responsible Fund -- Bernstein Investment Research and Management Unit of Alliance Capital Management, L.P.; Small Cap Growth Fund -- BlackRock Financial Management, Inc., Mazama Capital Management and Lee Munder Investments Ltd.; International Equity Fund -- Oechsle International Advisors, LLC; Short-Term Investment Fund -- Western Asset Management Company.

           Each subadviser's fees are paid by the Adviser out of the advisory fees that it receives from each of the Funds. Fees paid to a subadviser of a Fund with multiple subadvisers depends upon the fee rate negotiated with the Adviser and upon the percentage of the Fund's assets allocated to that subadviser by the Adviser, which may vary from time to time. Thus, the basis for fees paid to any such subadviser is not constant, and the relative amounts of fees paid to the various subadvisers of a Fund will fluctuate. These internal fluctuations, however, will not affect the total advisory fees paid by a Fund, which will remain fixed on the terms described below. The Adviser may, however, determine in its discretion to waive a portion of its fee if internal fluctuations in the fee to be paid to the subadvisers results in excess profit to the Adviser. Because the Adviser will pay each subadviser's fees out of its own fees from the Funds, there will not be any "duplication" of advisory fees paid by the Funds.

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)





 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2004


           For the six months ended June 30, 2004, services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Adviser received a fee based on each Fund's average daily net assets, computed daily and payable monthly, at the following annual rates. For the same period, the Adviser waived fees in the amounts listed below.

                  FUND                                  RATE      FEES WAIVED
                  ----                                  ----      -----------
                  Equity Fund                          0.400%      $ 94,011
                  Balanced Fund*                       0.400             --
                  Income Fund                          0.400         15,906
                  Socially Responsible Fund            0.700         74,124
                  Small Cap Growth Fund                1.150         53,730
                  International Equity Fund            0.850          8,968
                  Short-Term Investment Fund           0.125             --

     * Balanced Fund operates under a "fund of funds" structure, primarily investing in shares of the Equity Fund and the Income Fund. Under the "fund of funds" arrangement, the Adviser receives directly from the Balanced Fund a fee of 0.400% of the average daily net assets of the Balanced Fund that are not invested in another Fund.

B. Pursuant to an Administration Agreement with the Funds, Investors provides for the management of the business affairs of each Fund, including, but not limited to, office space, clerical services, bookkeeping and other similar services. The Balanced Fund is not charged and Investors does not receive an administration fee due to the "fund of funds" structure. For the six months ended June 30, 2004, the administrative fee of $4,256 was waived for the Short-Term Investment Fund. For the six months ended June 30, 2004, Investors received a fee, accrued daily and paid monthly, based upon the combined assets for the Funds as follows:

          NET ASSETS                    RATE
          ----------                    ----
          On initial $1 billion        0.250%
          Over $1 billion              0.200%

C. Pursuant to a Support Services Agreement, HMLIC provides certain services to the Funds necessary to coordinate the Funds' activities with those of the Separate Account of HMLIC. The Balanced Fund is not charged and HMLIC does not receive a support fee due to the "fund of funds" structure. For the six months ended June 30, 2004, the support services fee of $2,553 was waived for the Short-Term Investment Fund. For the six months ended June 30, 2004, HMLIC received a fee, accrued daily and paid monthly, based upon the combined assets for the Funds as follows:

          NET ASSETS                     RATE
          ----------                     ----
          On initial $1 billion         0.150%
          Over $1 billion               0.100%

D. Transfer and dividend disbursing agent services are provided by HMSC on a per account basis. The transfer agent fees for the six months ended June 30, 2004 were $13,382 for the Equity Fund, and $24 each for the Balanced, Income, Socially Responsible, Small Cap Growth, International Equity and Short-Term Investment Funds.

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)

NOTES TO THE FINANCIAL STATEMENTS (CONCLUDED)

JUNE 30, 2004


        E. The Trust pays each independent trustee a $3,000 annual retainer, $1,000 per board meeting attended, $2,000 committee retainer and $2,000 committee chairperson retainer. For the six months ended June 30, 2004, the fees, excluding travel expenses, for independent trustees totaled $27,000. The Trust does not compensate officers or trustees who are officers, directors, employees or holders of 5% or more of the outstanding voting securities of Investors or any of its affiliates.

        F. Affiliated Broker -- For the six months ended June 30, 2004, brokerage commissions paid on investment transactions in the Equity Fund amounted to $299,076 and in the Socially Responsible Fund, $47,056, of which $30,158 of the Equity Fund and $13,083 of the Socially Responsible Fund were paid to Sanford C. Bernstein Co., an affiliate of the Funds' subadviser.

6. SECURITY TRANSACTIONS -- Security transactions, excluding short-term investments, for the six months ended June 30, 2004 were:

       FUND                              PURCHASES        PROCEEDS FROM SALES
       ----                              ---------        -------------------
       Equity Fund                     $100,678,121          $122,728,754
       Balanced Fund                      7,415,614            15,901,392
       Income Fund                      406,919,817           389,256,841
       Socially Responsible Fund         13,928,762            14,599,714
       Small Cap Growth Fund             31,145,387            55,487,418
       International Equity Fund         19,730,789            19,512,216
       Short-Term Investment Fund                --                    --

The following table shows unrealized appreciation (depreciation) on investments and open foreign exchange contracts, at June 30, 2004.

                                    AGGREGATE      AGGREGATE           NET
                                      GROSS          GROSS         UNREALIZED
                                    UNREALIZED     UNREALIZED     APPRECIATION
       FUND                        APPRECIATION  (DEPRECIATION)  (DEPRECIATION)
       Equity Fund                 $77,372,945    $(37,150,147)   $40,222,798
       Balanced Fund                 2,483,575        (347,339)     2,136,236
       Income Fund                   2,851,696      (1,672,479)     1,179,217
       Socially Responsible Fund    11,417,008      (2,354,500)     9,062,508
       Small Cap Growth Fund         9,205,574      (3,482,069)     5,723,505
       International Equity Fund     4,571,611        (624,654)     3,946,957
       Short-Term Investment Fund           --          (1,192)       (1,192)

HORACE MANN MUTUAL FUNDS                           2004 FUNDS SEMI-ANNUAL REPORT
                                                                     (UNAUDITED)





 PROXY VOTING

 A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 999-1030 (toll-free) and on the SEC's website at http://www.sec.gov.

 Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available without charge, upon request, by calling (800) 999-1030 (toll-free) and on the SEC's website at http://www.sec.gov.



 QUARTERLY PORTFOLIO SCHEDULES

 Each Fund will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Trust's Forms N-Q will be available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

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

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[LOGO]
HORACE MANN
Educated Financial Solutions

                                                                IA-004359 (8/04)

ITEM 2.  CODE OF ETHICS.

         Not required for the semi-annual report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         Not required for the semi-annual report.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not required for the semi-annual report.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

         Not applicable at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

         Not applicable to the registrant.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership. The members of the Nominating Committee believe that Board candidates should exhibit stature commensurate with the responsibility of representing shareholders. Pursuant to the registrant's Governance Procedures and Guidelines, Trustees, the registrant's adviser and shareholders may submit suggestions for Board candidates to the Nominating Committee, which will evaluate candidates for Board membership.

         Shareholders should send suggestions for Board candidates by U.S. mail or other courier service to the Chairman of the Nominating Committee, care of the Secretary of the registrant. When evaluating individuals for recommendation for Board membership, the Nominating Committee considers the following factors: the Board collectively should represent a broad cross section of backgrounds, functional disciplines and experience; candidates should commit to strive for high attendance levels at regular and special meetings and participate in committee activities as needed; and candidates should represent the best choices available based upon thorough identification, investigation and recruitment of candidates. The Nominating Committee does not evaluate Board candidates differently based on whether the candidate was recommended by a shareholder.


ITEM 10. CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 11.  EXHIBITS.

         (a)(1) Not applicable.

         (a)(2) Section 302 Certifications are attached hereto.

         (b)    Section 906 Certifications are attached hereto.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):     Horace Mann Mutual Funds

                  By: /s/ Christopher M. Fehr

                  Christopher M. Fehr, President  (Chief Executive Officer)

Date:             August 16, 2004

Pursuant to the requirement of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:               /s/ Christopher M. Fehr

                  Christopher M. Fehr, President   (Chief Executive Officer)

Date:             August 16, 2004

By:               /s/ Bret A. Conklin

                  Bret A. Conklin, Controller      (Chief Financial Officer)

Date:             August 16, 2004